MORGAN STANLEY DEAN WITTER VARIABLE LIFE

Northbrook Life Insurance Company
300 N. Milwaukee Avenue
Vernon Hills, IL 60061
Telephone Number: (800) 654-2397                    Prospectus Dated May 1, 2001

This prospectus describes the "Morgan Stanley Dean Witter Variable Life," a modified single premium variable life insurance contract ("Contract") offered by Northbrook Life Insurance Company ("Northbrook", "we" or the "Company") for prospective insured persons age 0-85. The Contract lets you, as the Contract Owner, pay a significant single premium and, subject to restrictions, additional premiums.

The Contracts are modified endowment contracts for federal income tax purposes, except in certain cases described under "Federal Tax Matters," page 23. You will be taxed on any loan, distribution or other amount you receive from a Modified Endowment Contract during the life of the Insured to the extent of any accumulated income in the Contract. Any amounts that are taxable distributions will be subject to a 10% penalty, with certain exceptions.

The minimum initial premium the Company will accept is $10,000. We allocate premiums to Northbrook Life Variable Life Separate Account A ("Variable Account"). The Variable Account invests exclusively in shares of the following mutual funds ("Funds"):

         o        Morgan Stanley Dean Witter Variable Investment Series

         o        The Universal Institutional Funds, Inc.

         o        Van Kampen Life Investment Trust

The Funds have, in the aggregate, twenty-one different investment portfolios ("Portfolios") among which you can choose to allocate your premiums. Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your Morgan Stanley Dean Witter Financial Advisor for further information on the availability of Funds and/or Portfolios.

There is no guaranteed minimum Account Value for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Portfolios to which you have allocated premiums. You will bear the investment risk for all amounts so allocated. The Contract continues in effect so long as Cash Surrender Value is sufficient to pay its monthly charges ("Monthly Deduction Amount").

The Contracts provide for an Initial Death Benefit shown on the Contract Data page. The death benefit ("Death Benefit") payable under a Contract may be greater than the Initial Death Benefit. However, so long as the Contract continues in effect and if no withdrawals or loans are made, the Death Benefit will never be less than the Initial Death Benefit. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the Portfolios to which you have allocated premiums. At the death of the Insured, we will pay a Death Benefit to the beneficiary.

It may not be to your advantage to purchase variable life insurance either as a replacement for your current life insurance or if you already own a variable life insurance contract.



               The Securities and Exchange Commission has not approved or IMPORTANT disapproved the securities described in this Prospectus, nor
     NOTICES has it passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a federal crime. Investment in the Contracts involves investment risks, including possible loss of principal.





                                  1 PROSPECTUS

Table of Contents

                                                                           Page
Special Terms                                                                 3
Summary                                                                       5
Contract Charges and Deductions                                               7
The Company                                                                   9
The Variable Account                                                         10
   General                                                                   10
   Funds                                                                     10
The Contract                                                                 12
   Application for a Contract                                                12
   Premiums                                                                  12
   Allocation of Premiums                                                    12
   Accumulation Unit Values                                                  12
Deductions and Charges                                                       14
   Monthly Deductions                                                        14
   Cost of Insurance Charge                                                  14
   Tax Expense Charge                                                        14
   Administrative Expense Charge                                             14
Other Deductions                                                             14
   Mortality and Expense Risk Charge                                         14
   Annual Maintenance Fee                                                    14
   Taxes Charged Against the Variable Account                                15
   Charges Against the Funds                                                 15
   Withdrawal Charge                                                         15
   Due and Unpaid Premium Tax Charge                                         15
Contract Benefits and Rights                                                 15
   Death Benefit                                                             15
   Accelerated Death Benefit                                                 16
   Confinement Waiver Benefit                                                16
   Account Value                                                             16
   Transfer of Account Value                                                 16
   Dollar Cost Averaging                                                     17
   Automatic Portfolio Rebalancing Program                                   17
Access to Your Money                                                         19
   Contract Loans                                                            19
   Amount Payable on Surrender of the Contract                               19
   Partial Withdrawals                                                       19
   Payment Options                                                           20
   Maturity                                                                  20
   Lapse and Reinstatement                                                   20
   Cancellation and Exchange Rights                                          20
   Suspension of Valuation, Payments and Transfers                           21
   Last Survivor Contracts                                                   21
Other Matters                                                                22
   Voting Rights                                                             22
   Statements to Contract Owners                                             22
   Limit on Right to Contest                                                 22
   Misstatement as to Age and Sex                                            22
   Beneficiary                                                               22
   Assignment                                                                22
   Dividends                                                                 22
   Distribution of the Contracts                                             22
   Safekeeping of the Variable Account's Assets                              23
Federal Tax Matters                                                          23
   Introduction                                                              23
   Taxation of the Company and the Variable Account                          23
   Taxation of Contract Benefits                                             23
   Modified Endowment Contracts                                              24
   Diversification Requirements                                              24
   Ownership Treatment                                                       24
Performance Information                                                      25
Additional Information About the Company                                     25
   Executive Officers and Directors of the Company                           25
   Legal Proceedings                                                         28
   Legal Matters                                                             28
   Registration Statement                                                    28
   Experts                                                                   29
   Financial Information                                                     30
Financial Statements                                                         31





                                  2 PROSPECTUS

Special Terms

As used in this prospectus, the following terms have the indicated meanings:


Account Value                 The aggregate value under a Contract of the Variable
                              Sub-Accounts and the Loan Account.

Accumulated Income            The Account Value less premiums paid (assuming no loans have been made.)

Accumulation Unit             An accounting unit of measure used to calculate the
                              value of a Variable Sub-Account.

Age                           The Insured's age at the Insured's last birthday.

Cash Surrender Value          The Cash Value less all Indebtedness and the
                              annual maintenance fee, if applicable.

Cash Value                    The Account Value less any (1) applicable withdrawal
                              charges, and (2) due and unpaid premium tax charges.

Code                          The Internal Revenue Code of 1986, as amended.

Contract Anniversary          The same day and month as the Contract Date for each
                              subsequent year the Contract remains in force.

Contract Date                 The date on or as of which coverage under a Contract
                              becomes effective and the date from which Contract
                              Anniversaries, Contract Years and Contract months are determined.

Contract Owner                The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

Contract Years                Annual periods computed from the Contract Date.

Death Benefit                 The greater of (1) the Specified Amount or (2) the Account
                              Value on the date of death multiplied by the death benefit ratio as specified in the Contract.

Free Withdrawal Amount        The amount of a surrender or partial withdrawal that
                              is not subject to a withdrawal charge.  This amount
                              in any Contract Year is 15% of total premiums paid to date.

Funds                         (1) The Morgan Stanley Dean Witter  Variable Investment Series, (2) The
                              Universal Institutional Funds, Inc., or (3) Van Kampen
                              Life Investment Trust.

Indebtedness                  All Contract loans, if any, and accrued loan interest.

Initial Death Benefit         The Initial Death Benefit under a Contract is shown on the Contract data page.




                                  3 PROSPECTUS


Insured                       The person whose life is insured under a Contract.

Loan Account                  An account in the Company's general account, established
                              for any amounts transferred from the Variable Sub-Accounts for requested loans. The  Loan Account credits a fixed rate of interest that is not based on the investment experience of the Variable Account.

Monthly Activity Date         The day of each month on which the Monthly Deduction Amount is deducted from the Account Value of the Contract. Monthly
                              Activity Dates occur on the same day of the month as the
                              Contract Date. If there is no date equal to the Monthly Activity
                              Date in a particular month, the Monthly Activity Date will be the last day of that month.

Monthly Deduction Amount      A deduction on each Monthly Activity Date for the cost of
                              insurance charge, a tax expense charge and an administrative expense charge.

Specified Amount              The minimum Death Benefit under a Contract, equal to the Initial Death
                              Benefit on the Contract Date.  Thereafter it may change in accordance with the terms of the partial withdrawal and the subsequent premium provisions of the Contract.

Valuation Date                Every day the New York Stock Exchange is open for trading. The value of the Variable Account is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern
                              Time) on each Valuation Date.

Valuation Period              The period between the close of regular trading on the New York
                              Stock Exchange on successive Valuation Date.


Variable Account               Northbrook Life Variable Life Separate Account A, an account established by the Company to separate the assets funding the
                               Contracts from other assets of the Company.

Variable Sub-Account           The subdivisions of the Variable Account used to allocate a
                               Contract Owner's Account Value, less Indebtedness, among the
                               Portfolios of the Funds.

                                  4 PROSPECTUS

Summary

THE CONTRACT
The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will increase or decrease based on the investment experience of the Portfolios of the Funds to which you have allocated premiums. Similarly, the Death Benefit may increase or decrease under some circumstances. However, so long as the Contract remains in effect, the Death Benefit will not decrease below the Initial Death Benefit if you make no withdrawals or loans. We credit each Contract with units ("Accumulation Units") to calculate cash values. You may transfer the Account Value among the Variable Sub-Accounts.

We can issue the Contracts on either a single life or a "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Access to Your Money " Last Survivor Contracts," page 21.

In some states, the Contracts may be issued in the form of a group Contract. In those states, we will issue a certificate evidencing your rights under the group Contract. The terms "Contract" and "Contract Owner", as used in this Prospectus, refer to and include such a certificate and certificate owner, respectively.

THE VARIABLE ACCOUNT AND THE FUNDS
The Variable Account holds the premiums invested through the variable life insurance Contracts offered by this prospectus. The Variable Account is a unit investment trust registered as such with the Securities and Exchange Commission ("SEC"), under the Investment Company Act of 1940 ("1940 Act"). It consists of multiple sub-accounts ("Variable Sub-Accounts"), each investing in a corresponding Portfolio of one of the Funds. The assets of each Portfolio are accounted for separately from the other Portfolios.

Applicants should read the prospectuses for the Funds in connection with the purchase of a Contract. We have briefly summarized the investment objectives of the Portfolios below under "The Variable Account " Funds," page 10. PREMIUMS The Contract requires the Contract Owner to pay an initial premium of at least $10,000. You may make additional premium payments of at least $500 once in each Contract year, subject to certain additional conditions (see "The Contract " Premiums" at page 12):

         o        only one payment is allowed in any Contract Year;

         o        the attained age of the Insured must be less than age 91; and

         o absent submission of new evidence of insurability of the Insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of (1) $5,000 or
                  (2) a percentage of the initial premium (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-90).

We reserve the right to obtain satisfactory evidence of insurability before accepting any additional premium payments requiring an increase in Specified Amount. We also reserve the right to reject an additional premium payment for any reason.

Additional premium payments may require an increase in the Specified Amount in order for the Contract to meet the definition of a life insurance contract under the Internal Revenue Code. Additional premiums may also be paid at any time and in any amount necessary to avoid termination of the Contract. DEATH BENEFIT At the death of the Insured while the Contract is in force, we will pay the Death Benefit (less any Indebtedness and certain due and unpaid Monthly Deduction Amounts) to the beneficiary. The Death Benefit, which is determined at the date of the Insured's death, is the greater of (1) the Specified Amount, which is the then current value of the guaranteed death benefit under the Contract, or (2) the Account Value multiplied by the death benefit ratio set forth in the Contract. See "Contract Benefits and Rights " Death Benefit," page 15. ACCOUNT VALUE The Account Value of the Contract will increase or decrease to reflect (1) the investment experience of the Fund Portfolios underlying the Variable Sub-Accounts to which you have allocated Account Value; (2) interest credited to the Loan Account; and (3) deductions for the mortality and expense risk charge, the Monthly Deduction Amount, and the annual maintenance fee. There is no minimum guaranteed Account Value. You bear the risk of investment in the Variable Sub-Accounts. See "Contract Benefits and Rights " Account Value," page
16. CONTRACT LOANS You may obtain one or both of two types of cash loans from the Company. Both types of loans are secured by your Contract. The maximum amount available for such loans is 90% of the Contract's Cash Value, less the sum of,

         o the amount of all loans existing on the date of the loan request (including loan interest to the next Contract Anniversary),

         o any annual maintenance fee due on or before the next Contract Anniversary, and

         o        any due and unpaid Monthly Deduction Amounts.

See "Access to Your Money " Contract Loans," page 19.


                                  5 PROSPECTUS

LAPSE
Your Contract may terminate if its Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. We will give you written notice of the circumstance and 61 day grace period during which additional amounts may be paid to continue the Contract. See "Access to Your Money " Contract Loans," page 19 and "Lapse and Reinstatement," page 20.

CANCELLATION  AND EXCHANGE RIGHTS
You have a limited  period of time in which you may  return  your  Contract  for cancellation after you purchase it. We call this period of time the "cancellation period." The cancellation period (which varies by state) is specified in your Contract. If you choose to exercise this right, we may require that you return your Contract to us within the cancellation period following delivery of the Contract to you. We will then return to you, within 7 days thereafter, the premiums paid for the Contract adjusted, if applicable law permits, to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation. In those states where the Company is required to return the premiums paid without such adjustment we reserve the right, if state law so permits, to allocate all premium payments made prior to the expiration of the cancellation period to the Money Market Variable Sub-Account of the Variable Account.

In addition, once the Contract is in effect, you may be able to exchange it during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. The Company reserves the right to make available such a contract that is offered by the Company's parent or by any affiliate of the Company. See "Access to Your Money " Cancellation and Exchange Rights," page 20.

TAX  CONSEQUENCES
Current federal tax law generally excludes all Death Benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of Death Benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Matters," page 23.

PERSONALIZED  ILLUSTRATIONS
We will furnish, upon request and at no charge, a personalized illustration of hypothetical performance under the Contract based upon the proposed Insured's age, sex, and underwriting classification. Where applicable, we will also furnish upon request an illustration for a Contract that is not affected by the sex of the Insured. Those illustrations will be based, as appropriate, on the methodology and format of the hypothetical illustrations that we have included in the registration statement we filed with the SEC for the Contracts. See "Additional Information About the Company " Registration Statement," page 28, for further information.

FEES AND EXPENSES
We provide the following tables to help you understand the various fees and expenses that you will bear, directly or indirectly, as a Contract owner. The first table describes the Contract charges and deductions you will directly bear under the Contracts. The second table describes the fees and expenses of the Fund Portfolios you will indirectly bear when you invest in the Contracts. For further information, see "Deductions and Charges" on page 14.




                                  6 PROSPECTUS

Contract Charges and  Deductions


Account Value Charges (deducted monthly and shown as an annualized percentage of Account Value):(1)

                                                   Current(2)                                         Maximum
                                                   Single Life                                      Single Life
Cost of Insurance Charge... Standard:  0.65%(Contract Years 1-10);                  Standard-Ranges from $0.06 per 1,000
                                       0.55% (Contract Years 11+)                   of net amount at risk (younger ages) up to
                                                                                    $82.50 per $1,000 of net amount at risk (age
                                                                                    99)
                            Special*:  1.00%(Contract Years 1-10);                  Special*-Ranges from $0.12 per $1,000
                                       0.90%(Contract Years 11+)                    of net amount at risk(younger ages) up to
                                                                                    $82.92 0.90% per $1,000 of net amount at
                                                                                    risk (age 99).

                                                   Joint Life                                         Joint Life
                            Standard:  0.30% (Contract Years 1-10);                 Standard-Ranges from $0.00015 per $1,000 of
                                       0.20% (Contract Years 11+)                   net amount at risk (younger ages) up to
                                                                                    $61.995 per $1,000 of net amount at risk (age
                                                                                    99)
                            Special*:  0.65% (Contract Years 1-10);                 Special*-Ranges from $0.00061 per $1,000 of
                                       0.55% (Contract Years 11+);                  net amount at risk (younger ages up to
                                                                                    $78.71083 per $1,000 of net amount at risk
                                                                                    (age 99).

Administrative Expense Charge....................................       0.25%
Tax Expense Charge...............................................       0.40%(3)

         * In some states this underwriting classification is called "Rated."

Annual Separate Account Charges (deducted daily and shown as a percentage of average net assets):


  Mortality and Expense Risk Charge:.............................   0.90%
  Federal Income Tax Charge:.....................................   Currently none(4)
Annual Maintenance Fee:..........................................   $30(5)
Transfer Charges:................................................   $25(6)
Maximum Withdrawal Charge:.......................................   7.75% of initial premium withdrawn(7)
Due and Unpaid Premium Tax Charge:...............................   2.25% of initial premium withdrawn(8)

     (1) Except for the maximum or "guaranteed" cost of insurance charge, which is expressed as a range of monthly costs per thousand dollars of net amount at risk. The net amount at risk is the difference between the Death Benefit and the Account Value. See "Deductions and Charges " Monthly Deductions " Cost of Insurance Charge," page 14.

     (2) The actual amount of insurance purchased will depend on the insured's age, sex (where permitted) and rate class. See "Deductions and Charges " Monthly Deductions " Cost of Insurance Charge," page 14. The current cost of insurance charge under the Contracts will never exceed the guaranteed cost of insurance charge shown in your Contract.

     (3) This charge includes a premium tax charge of 0.25%, and a federal tax charge of 0.15%, of Account Value. We assess this charge only during the first 10 Contract Years. See "Deductions and Charges " Monthly Deductions " Tax Expense Charge," page 14.

     (4) We do not currently assess a charge for federal income taxes that may be attributable to the operations of the Variable Account, although we may do so in the future. See "Deductions and Charges " Other Deductions " Taxes Charged Against the Variable Account," page 15.

     (5)  We waive this fee if total premiums paid to date are $40,000 or more.

     (6) We do not impose these charges on the first 12 transfers in any Contract Year. The Company reserves the right to assess a $25 charge for each transfer in excess of 12 transfers in any Contract Year, excluding transfers due to dollar cost averaging.

     (7) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase, and it applies only to withdrawals in excess of the Free Withdrawal Amount. It does not apply to withdrawals of any additional payments paid under a Contract. The withdrawal charge declines to 0% over nine years. We impose it to cover a portion of the sales expense we incur in distributing the Contracts. See "Deductions and Charges " Other Deductions " Withdrawal Charge," page 15. We do not impose a withdrawal charge on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal.


                                  7 PROSPECTUS

     (8) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase, and it applies only to withdrawals in excess of the Free Withdrawal Amount. It does not apply to withdrawals of any additional payments paid under a Contract. The charge for due and unpaid premium tax declines to 0% over nine years, and it applies to full or partial withdrawals in excess of the Free Withdrawal Amount.

Portfolio Annual Expenses (After Voluntary Reductions and Reimbursements) (as a percentage of Portfolio average daily net assets)(1)

Portfolio                                                    Management        Rule 12-1    Other          Total
                                                               Fees              Fees      Expenses       Portfolio
                                                                                                           Annual
                                                                                                          Expenses
Aggressive Equity Portfolio                                  0.75%              N/A          0.07%          0.82%
Capital Growth Portfolio                                     0.65%              N/A          0.04%          0.69%
Competitive Edge "Best Ideas" Portfolio                      0.65%              N/A          0.06%          0.71%
Dividend Growth Portfolio                                    0.53%              N/A          0.01%          0.54%
Equity Portfolio                                             0.49%              N/A          0.01%          0.50%
European Growth Portfolio                                    0.94%              N/A          0.06%          1.00%
Global Dividend Growth Portfolio                             0.75%              N/A          0.05%          0.80%
High Yield Portfolio                                         0.50%              N/A          0.04%          0.54%
Income Builder Portfolio                                     0.75%              N/A          0.06%          0.81%
Money Market Portfolio                                       0.50%              N/A          0.02%          0.52%
Pacific Growth Portfolio                                     0.95%              N/A          0.26%          1.21%
Quality Income Plus Portfolio                                0.50%              N/A          0.02%          0.52%
Short-Term Bond Portfolio                                    0.45%              N/A          0.53%          0.98%
Strategist Portfolio                                         0.50%              N/A          0.02%          0.52%
S&P 500 Index Portfolio                                      0.40%              N/A          0.05%          0.45%
Utilities Portfolio                                          0.64%              N/A          0.02%          0.66%
Morgan Stanley UIF Emerging Markets Equity Portfolio(2)      1.09%              N/A          0.71%          1.80%
Morgan Stanley UIF Equity Growth Portfolio(2)                0.48%              N/A          0.37%          0.85%
Morgan Stanley UIF International Magnum Portfolio(2)         0.50%              N/A          0.68%          1.18%
Morgan Stanley UIF U.S. Real Estate Portfolio(2)             0.74%              N/A          0.36%          1.10%
Van Kampen LIT Emerging Growth Portfolio                     0.70%              N/A          0.05%          0.75%

     (1)  Figures  shown in the Table are for the year ended  December  31, 2000
          (except as otherwise noted).

     (2) Absent voluntary reductions and reimbursements for certain Portfolios, "Management Fees," "Rule 12b-1 Fees," "Other Expenses," and "Total
          Portfolio Annual Expenses" as a percent of average net assets of the portfolios would have been as follows:


Morgan Stanley UIF Emerging Markets Equity Portfolio         1.25%              N/A          0.71%          1.96%
Morgan Stanley UIF Equity Growth Portfolio                   0.55%              N/A          0.37%          0.92%
Morgan Stanley UIF International Magnum Portfolio            0.80%              N/A          0.68%          1.48%
Morgan Stanley UIF U.S. Real Estate Portfolio                0.80%              N/A          0.36%          1.16%

The Portfolio's Advisors may discontinue all or part of these reductions and reimbursements at any time. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excluded from the total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses", respectively, would be as follows: Morgan Stanley UIF Emerging Markets Equity Portfolio 0.05% and Morgan Stanley UIF International Magnum Portfolio 0.03%.

                                  8 PROSPECTUS

The Company

The Company is the issuer of the Contract. It is a stock life insurance company organized in 1998, under the laws of the State of Arizona. Previously, from 1978 to 1998, it was organized under the laws of the State of Illinois. The Company is licensed to operate in the District of Columbia, all states (except New York) and Puerto Rico. Our Home Office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation").

Northbrook and Allstate Life entered into a reinsurance agreement effective December 31, 1987. Under the reinsurance agreement, Allstate Life reinsures substantially all of Northbrook's liabilities under its insurance and annuity contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Northbrook; Northbrook remains the sole obligor under the Contract to you.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+r rating to Northbrook due to the reinsurance agreement with Allstate Life mentioned above. Standard & Poor's assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Northbrook, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.




                                  9 PROSPECTUS

The Variable Account

GENERAL
We established the Variable Account as a separate investment account on January 15, 1996, pursuant to the insurance laws of Illinois. The Variable Account became subject to the insurance laws of Arizona when we redomesticated on December 28, 1998. The Variable Account is organized as a unit investment trust and registered as such with the SEC under the 1940 Act. The Variable Account meets the definition of "separate account" under federal securities law. Under Arizona law, we hold the assets of the Variable Account exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

FUNDS
You may allocate your purchase payments to up to 21 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.

Portfolio:                                            Each Portfolio Seeks:                    Investment Adviser:

Morgan Stanley Dean Witter Variable Investment Series

Money Market Portfolio                         High current income, preservation
                                               of capital, and liquidity
Quality Income Plus Portfolio                  High current income and, as a secondary
                                               objective, capital appreciation when
                                               consistent with its primary objective
Short-Term Bond Portfolio                      High current income consistent with
                                               preservation of capital
High Yield Portfolio                           High current income and, as a secondary
                                               objective, capital appreciation when
                                               consistent with its primary objective
Utilities Portfolio                            Current income and long-term growth
                                               of income and capital
Income Builder Portfolio                       Reasonable income and, as a secondary
                                               objective, growth of capital
Dividend Growth Portfolio                      Reasonable current income and long-term            Morgan Stanley
                                               growth of income and capital                       Dean Witter
Capital Growth Portfolio                       Long-term capital growth                           Advisors, Inc.
Global Dividend Growth Portfolio               Reasonable current income and long-term
                                               growth of income and capital
European Growth Portfolio                      Maximize the capital appreciation
                                               of its investments
Pacific Growth Portfolio                       Maximize the capital appreciation
                                               of its investments
Aggressive Equity Portfolio                    Capital growth
Equity Portfolio                               Growth of capital and, as a secondary
                                               objective, income when consistent with
                                               its primary objective
S&P 500 Index Portfolio                        Investment results that, before expenses,
                                               correspond to the total return of the
                                               Standard and Poor's 500 Composite
                                               Stock Price Index
Competitive Edge "Best Ideas" Portfolio        Long-term capital growth
Strategist Portfolio                           High total investment return

The Universal Institutional Funds, Inc.
Equity Growth Portfolio                        Long-term capital appreciation
U.S. Real Estate Portfolio                     Above-average current income and long-term         Morgan Stanley
                                               capital appreciation                              Asset Management
Emerging Markets Equity Portfolio              Long-term capital appreciation
International Magnum Portfolio                 Long-term capital appreciation

Van Kampen Life Investment Trust
Emerging Growth Portfolio                      Long-term capital appreciation                     Van Kampen
                                                                                               Asset Management, Inc.

You should read the Funds' Prospectuses carefully before you decide to allocate purchase payments to a particular Variable Sub-Account.

                                 10 PROSPECTUS

It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a Fund simultaneously. Neither the Company nor the Funds currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners. Nevertheless, the Funds' Boards of Directors or Trustees intend to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Fund's Board of Directors or Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the attendant expenses.

We reinvest all investment income of and other distributions to each Variable Sub-Account arising from the corresponding Portfolio in additional shares of that Portfolio at net asset value. The income and both realized and unrealized gains or losses on the assets of each Variable Sub-Account are therefore separate and are credited to or charged against the Variable Sub-Account without regard to income, gains or losses from any other Variable Sub-Account or from any other business of the Company. The Company will purchase shares in the Funds in connection with premiums allocated to the corresponding Variable Sub-Account in accordance with Contract Owners' directions and will redeem shares in the Fund to meet Contract obligations or make adjustments in reserves, if any.

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Fund shares underlying the Variable Sub-Accounts. If shares of a Fund should no longer be available for investment, or if, in the judgment of the Company's management, further investment in shares of a Fund should become inappropriate in view of the purposes of the Contracts, we may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Contracts. We will not make any such substitution without notice to Contract Owners. We will also obtain prior approval of the Securities and Exchange Commission to the extent required by the 1940 Act. We reserve the right to establish additional Variable Sub-Accounts of the Variable Account, each of which would invest in shares of another Fund or Portfolio. Subject to Contract Owner approval, We also reserve the right to end the registration under the 1940 Act of the Variable Account or any other separate accounts of which it is the depositor or to operate the Variable Account as a management company under the 1940 Act.

The Funds are subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Fund. See the prospectuses for the Funds for further information.


                                 11 PROSPECTUS

The Contract

APPLICATION FOR A CONTRACT
Individuals wishing to purchase a Contract must submit an application to the Company. We will issue a Contract only on the lives of Insureds age 0-85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any lawful reason. We will not change the terms or conditions of a Contract without the consent of the Contract Owner.

You must submit your application and obtain our approval before you pay your initial premium. The Insured will be covered under the Contract as of the Contract Date. The Contract Date also determines Monthly Activity Dates, Contract months, and Contract Years.

PREMIUMS
The Contract is designed to permit an initial premium payment and, subject to certain conditions, additional premium payments. The initial premium payment purchases a Death Benefit initially equal to the Contract's Specified Amount. The minimum initial payment is $10,000.

Under our current underwriting rules, which are subject to change, proposed Insureds are eligible for simplified underwriting without a medical examination if their application responses and anticipated initial premium payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed Insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the Insured according to the following table:

Issue Age                                    Simplified Underwriting
                                             Maximum Initial Premium*

0-34                                                      Not available
35-44                                                     $15,000
45-54                                                     $30,000
55-64                                                     $50,000
65-80                                                    $100,000

Over age 80                                  Simplified Underwriting is
                                                 Not Available


* These limits may vary by state.

Additional premium payments may be made at any time, subject to the following conditions:

         o only one additional premium payment may be made in any Contract Year;

         o each additional premium payment must be at least $500;

         o the attained age of the Insured must be less than 91; and

         o absent submission of new evidence of insurability of the Insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of (1) $5,000, or
           (2) a percentage of initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-90).

We reserve the right to obtain satisfactory evidence of insurability upon any additional premium payments requiring an increase in specified amount. We also reserve the right to reject any additional premium payment for any reason.

Additional premium payments may require an increase in Specified Amount in order for the Contract to remain within the definition of a life insurance contract under Section 7702 of the Code.

Unless you request otherwise in writing, we will apply any additional premium payment received while a Contract loan is outstanding: first, as a repayment of Indebtedness, and second, as an additional premium payment, subject to the conditions described above.

You may pay additional premiums at any time and in any amount necessary to avoid termination of the Contract without evidence of insurability.

ALLOCATION OF PREMIUMS
Upon completion of underwriting, the Company will either issue a Contract, or deny coverage. If we issue a Contract, we will allocate the initial premium payment on the date the Contract is issued according to the initial premium allocation instructions you specified in your application. We reserve the right to allocate the initial premium to the Money Market Variable Sub-Account during the cancellation period in those states where state law requires premiums to be returned upon exercise of the cancellation right.

ACCUMULATION UNIT VALUES
The Accumulation Unit value for each Variable Sub-Account will vary to reflect the investment experience of the corresponding Fund Portfolio. We determine the Accumulation Unit value on each Valuation Date by multiplying the Accumulation Unit value for the particular Variable Sub-Account on the preceding Valuation Date by a "Net Investment Factor". We determine the Net Investment Factor for each Variable Sub-Account during a Valuation Period by first dividing (a) the net asset value per share of the corresponding Fund Portfolio at the end of the current Valuation Period (plus the per share dividends or capital gains by that Portfolio if the ex-dividend date occurs in the Valuation Period then ended), by
(b) the net asset value per share of that Portfolio at the end of the immediately preceding Valuation Period. We then subtract (c) the mortality and expense risk charge annual rate divided by 365 and multiplied by the number of calendar days in the current Valuation Period. You should refer to the prospectuses for the Funds for a description of how the shares of the Portfolios

                                 12 PROSPECTUS
are valued. See "Contract Benefits and Rights Account Value," page 16.

All valuations in connection with a Contract, (e.g., with respect to determining Account Value or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium), other than determinations with respect to the initial premium and additional premiums requiring underwriting, will be made on the date we receive, at our Home Office, the corresponding request or payment in good order. However, if such date is not a Valuation Day, we will make such determination on the next succeeding Valuation Day.

Specialized Uses of the Contract: Because the Contract provides for an accumulation of Cash Value as well as a Death Benefit, you can use the Contract for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Variable Sub-Accounts to which you have allocated Account Value is poorer than expected or if sufficient premiums are not paid, the Contract may lapse. Even if it does not lapse, it may not accumulate sufficient Account Value to fund the purpose for which the Contract was purchased. Withdrawals and Contract loans may significantly affect current and future Account Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Variable Sub-Account investment performance and the amount of a Contract loan, the loan may cause a Contract to lapse. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract for a specialized purpose you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "Federal Tax Matters," page 23)






                                  13 PROSPECTUS

Deductions and Charges

MONTHLY DEDUCTIONS
On each Monthly Activity Date including the Contract Date, we will deduct from your Account Value attributable to the Variable Account an amount ("Monthly Deduction Amount") to cover charges and expenses incurred in connection with your Contract. We deduct this amount from each Variable Sub-Account in proportion to your Account Value attributable to each Variable Sub-Account. The Monthly Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Access to Your Money " Lapse and
Reinstatement," page 20. The following is a summary of the monthly deductions and charges which constitute the Monthly Deduction Amount:

Cost of Insurance Charge: The cost of insurance charge covers the Company's anticipated mortality costs for standard and special risks. Current cost of insurance rates are lower after the 10th Contract Year. The current cost of insurance charge is taken by deducting a specified percentage of your Account Value. However, this current charge will not exceed the guaranteed cost of insurance charge. The monthly guaranteed charge is equal to the maximum annual cost of insurance per $1,000 as indicated in the Contract (1) multiplied by the difference between the Death Benefit and the Account Value (both as determined on the Monthly Activity Date); (2) divided by $1,000; and (3) divided by 12. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states). A table of guaranteed cost of insurance charges per $1,000 is included in each Contract. However, the Company reserves the right to use rates less than those shown in the table. Special* risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the Insured's special* rating class.

The guaranteed cost of insurance charge rates are applied to the difference between the Death Benefit determined on the Monthly Activity Date and the Account Value on that same date prior to assessing the Monthly Deduction Amount, because the difference is the amount for which the Company is at risk should the Death Benefit be then payable. The Death Benefit as computed on a given date is the greater of (1) the Specified Amount on that date, or (2) the Account Value on that date multiplied by the applicable Death Benefit ratio. (For an explanation of the Death Benefit, together with Examples, see "Contract Benefits and Rights " Death Benefit" on page 15.)

*In some states this underwriting classification is called "Rated."

Because the Account Value (and, as a result, the amount for which the Company is at risk under a Contract) may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. However, once we have assigned a risk rating class to an Insured when the Contract is issued, we will not change that rating class if additional premium payments or partial withdrawals increase or decrease the Specified Amount.

The level of Specified Amount that an initial premium will purchase will vary based on age and sex. For example, a $10,000 initial premium paid by a male at age 45 would result in a Specified Amount of $39,998. If a female age 65 paid a $10,000 premium, the Specified Amount would be equal to $22,749.

Tax Expense Charge: We will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes related to our receipt of premiums under the Contract. The charge includes a premium tax charge of 0.25% and a federal tax charge of 0.15%. The 0.25% premium tax charge over ten Contract Years approximates the Company's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to 3.5%. We will impose the premium tax charge regardless of a Contract owner's state of residence. Therefore, we take this charge whether or not any premium tax applies to your Contract. The charge may be higher or lower than any premium tax imposed. The 0.15% federal tax charge helps reimburse the Company for approximate expenses we incur for federal taxes under Section 848 of the Code.

Administrative Expense Charge: We will deduct monthly from your Account Value an administrative expense charge equivalent to an annual rate of 0.25%. This charge compensates us for administrative expenses we incur in administering the Variable Account and the Contracts.

We take all monthly deductions by canceling Accumulation Units of the Variable Account under your Contract.

OTHER DEDUCTIONS
Mortality and Expense Risk Charge: We deduct from the assets of the Variable Account a daily charge equivalent to an annual rate of 0.90% for the mortality risks and expense risks we assume in relation to the Contracts. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims. We also assume a risk that the Death Benefit will exceed the amount on which the cost of insurance charges were based, because we made that computation on the Monthly Activity Date preceding the death of the Insured. The expense risk we assume is that expenses we incur in issuing and administering the Contracts will exceed the administrative charges set by the Contract.

Annual Maintenance Fee: On each Contract Anniversary we will deduct a $30 annual
maintenance   fee  from  your   Account   Value.   The  fee  will  be   deducted


                                 14 PROSPECTUS
proportionately from each Variable Sub-Account in which you are invested. A full annual maintenance fee will be deducted if the Contract is terminated on any day other than the Contract Anniversary. This fee will help reimburse us for administrative and maintenance costs of the Contracts. Currently, we waive this charge for Contracts which have an aggregate premium which equals or exceeds the dollar amount indicated on your Contract data page (currently $40,000).

Taxes Charged Against The Variable Account: Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the operations of the Variable Account (as opposed to the federal tax related to our receipt of premiums under the Contract). We may, however, impose such a charge in the future. We may also assess charges for other taxes, if any, attributable to the Variable Account or this class of Contracts.

Charges Against the Funds: The Variable Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflect Fund investment management fees already deducted from the assets of the Funds. The Fund investment management fees are a percentage of the average daily value of the net assets of the Portfolios. See the "Portfolio Annual Expenses" table on page 8.

Withdrawal Charge: We may assess a withdrawal amount upon (1) surrender of the Contract, and (2) partial withdrawals in excess of the Free Withdrawal Amount. The Free Withdrawal Amount in any Contract Year is 15% of total premiums paid.
Any Free Withdrawal Amount not taken in a Contract Year may not be carried forward to increase the Free Withdrawal Amount in any subsequent year.
Withdrawals in excess of the Free Withdrawal Amount will be subject to a withdrawal charge as set forth in the table below:


Contract Year                      1 - 3       4        5         6        7         8        9        10
-------------                      -----       -        -         -        -         -        -        --
Percentage of Initial Premium     7.75%        7.25%    6.25%     5.25%    4.25%     3.25%    2.25%     0.00%
  Withdrawn....................

We will not impose a withdrawal charge after the ninth Contract Year. In addition, we will not impose a withdrawal charge on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal. We may waive the withdrawal charge under certain circumstances if the Insured is confined to a qualified long-term care facility or hospital. See "Contract Benefits and Rights " Confinement Waiver Benefit", page 16.

We impose the  withdrawal  charge to cover a portion of the  expense we incur in
distributing  the  Contracts.   This  expense   includes  agents'   commissions,
underwriting and the costs associated with establishing policies.

Due and Unpaid Premium Tax Charge: During the first nine Contract Years, we impose a charge for due and unpaid premium tax on full or partial withdrawals in excess of the Free Withdrawal Amount. This charge is shown below, as a percent of the Initial Premium withdrawn:

Contract Year                           1         2        3         4        5         6        7         8        9        10
-------------                           -         -        -         -        -         -        -         -        -        --
Percentage of Initial Premium        2.25%        2.00%    1.75%     1.50%    1.25%     1.00%    0.75%     0.50%    0.25%     0.00%
  Withdrawn.......................

After the ninth Contract Year, no due and unpaid premium tax charge will be imposed. The percentages indicated above are guaranteed not to increase.

Contract Benefits and Rights

DEATH BENEFIT
The Contracts provide for the payment of Death Benefit proceeds to the named beneficiary when the Insured under the Contract dies. The Proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amounts occurring during a grace period (if applicable). The Death Benefit equals the greater of (1) the Specified Amount or
(2) the Account Value multiplied by the Death Benefit ratio. The ratios vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in Account Value due to favorable investment experience

                                 15 PROSPECTUS
may increase the Death Benefit above the Specified Amount; and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount).

                 EXAMPLES:                             A            B
Specified Amount............................        $100,000     $100,000
Insured's Age...............................              45           45
Account Value on Date of Death..............         $48,000      $34,000
Death Benefit Ratio.........................            2.15         2.15

In Example A, the Death Benefit equals $103,200, i.e., the greater of (1) $100,000 (the Specified Amount); and (2) $103,200 (the Account Value at the Date of Death of $48,000 multiplied by the Death Benefit ratio of 2.15). This amount, less any Indebtedness and due and unpaid Monthly Deduction Amounts, constitutes the proceeds which we would pay to the beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Specified Amount) or $73,100 (the Account Value of $34,000 multiplied by the Death Benefit ratio of 2.15).

All or part of the proceeds may be paid in cash or applied under an income plan. See "Payment Options," page 20.

ACCELERATED DEATH BENEFIT
If the Insured becomes terminally ill, you may request an Accelerated Death Benefit in an amount up to the lesser of (1) 50% of the Specified Amount on the day we receive the request; or (2) $250,000 for all policies issued by the Company which cover the Insured. "Terminally ill" means an illness or physical condition of the Insured that, notwithstanding appropriate medical care, results in a life expectancy of 12 months or less. If the Insured is terminally ill as the result of an illness, the accelerated Death Benefit is not available unless the illness occurred at least 30 days after the issue date. If the Insured is terminally ill as the result of an accident, the Accelerated Death Benefit is available if the accident occurred after the issue date. The minimum amount of death benefit we will accelerate is $10,000.

We will pay benefits due under the Accelerated Death Benefit provision upon our receipt of a written request from the Contract Owner and due proof that the Insured has been diagnosed as terminally ill. We also reserve the right to require supporting documentation of the diagnosis and to require (at our expense) an examination of the Insured by a physician of the Company's choice to confirm the diagnosis. The amount of the payment will be the amount you requested, reduced by the sum of (1) a 12 month interest discount to reflect the early payment; (2) an administrative fee (not to exceed $250); and (3) a pro rata amount of any outstanding Contract loan and accrued loan interest. After the payment has been made, the Specified Amount, the Account Value and any outstanding Contract loan will be reduced on a pro rata basis.

We allow only one request for an Accelerated Death Benefit per Insured. The Accelerated Death Benefit may not be available in all states. Its features may differ from those discussed above as required by state law. Please refer to the Contract for further information.

CONFINEMENT WAIVER BENEFIT
Under the terms of an endorsement to the Contract, we will waive any withdrawal charges on partial withdrawals and surrenders of the Contract requested while the Insured is confined to a qualified long-term care facility or hospital for a period of more than 90 consecutive days. The period of confinement must begin 30 days or more after the issue date. The request must be made either during such confinement or within 90 days after the Insured is discharged from such confinement. The confinement must have been prescribed by a licensed medical doctor or a licensed doctor of osteopathy, operating within the scope of his or her license, and must be medically necessary. The prescribing doctor may not be the Insured, the Contract Owner, or any spouse, child, parent, grandchild, grandparent, sibling or in-law of the Contract Owner. "Medically necessary" means appropriate and consistent with the diagnosis and which could not have been omitted without adversely affecting the Insured's condition. The confinement waiver benefit may not be available in all states. In addition, its features may differ from those discussed above as required by state law. Please refer to the Endorsement for further information. The Company reserves the right to discontinue the offering of the confinement waiver benefit endorsement upon the purchase of a new contract.

ACCOUNT VALUE
We will compute the Account Value of a Contract on each Valuation Day. On the Contract Date, the Account Value is equal to the initial premium less the Monthly Deduction Amount for the first month. Thereafter, the Account Value will vary to reflect the investment experience of the Portfolio, the value of the Loan Account and any premium payments and withdrawals that you make, and all charges that we deduct. There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the Accumulation Unit Value of the Variable Sub-Accounts to which you have allocated premiums on the Contract. We calculate the Account Value on any Valuation Date by (1) multiplying the number of Accumulation Units credited to the Contract in each Variable Sub-Account as of the Valuation Date by the then Accumulation Unit value of that Sub-Account, and then (2) adding the results for all the Sub-Accounts credited to the Contract to the value of the Loan Account. See "The Contract " Accumulation Unit Values," page 12.

TRANSFER OF ACCOUNT VALUE
While the Contract remains in force and subject to the Company's transfer rules then in effect, you may request that part or all of the Account Value of a particular Variable Sub-Account be transferred to other Variable Sub-Accounts.


                                 16 PROSPECTUS

We reserve the right to impose a $25 charge on each such transfer in excess of 12 per Contract Year. However, there are no charges on transfers at the present time. The minimum dollar amount that you may transfer is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account, whichever is less.

On days when the New York Stock Exchange ("NYSE") is open for trading, we will accept transfer requests if we receive them at 1 (800) 654-2397 by 4:00 p.m., Eastern Time. We effect telephone transfer requests we receive before 4:00 p.m., Eastern Time at the next computed value. In the event that the NYSE closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the NYSE on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the NYSE.

Transfers by telephone may be made by the Contract Owner's Morgan Stanley Dean Witter Financial Advisor or attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests they reasonably believe to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Contract Owner identify themselves and the Contract Owner by name and social security number or other identifying information. All transfer instructions by telephone are tape recorded. Otherwise, you must submit transfer requests in writing, on a form we provide.

As a result of a transfer, we will reduce the number of Accumulation Units credited to the Variable Sub-Account from which the transfer is made. The reduction is equal to the amount transferred divided by the Accumulation Unit value of that Variable Sub-Account on the Valuation Date we receive the transfer request. Similarly, we will increase the number of Accumulation Units credited to the Variable Sub-Account to which the transfer is made. The increase is equal to the amount transferred divided by the Accumulation Unit value of that Sub-Account on the Valuation Day we receive the transfer request.

For Contracts issued after May 1, 1999, we reserve the right to limit transfers among the Variable Sub-Accounts if we determine, in our sole discretion, that transfers by one or more Contract Owners would be to the disadvantage of other Contract Owners. We may limit transfers by taking such steps as:

         o        imposing a minimum time period between each transfer, or

         o refusing to accept transfer requests of an agent acting under a power of attorney on behalf of more than one Contract owner.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.

We reserve the right to waive any transfer restrictions.

DOLLAR COST AVERAGING
You may make transfers automatically through Dollar Cost Averaging while the Contract is in force. Dollar Cost Averaging permits you to transfer a specified amount every month (or some other frequency as may be determined by the Company) from any one Variable Sub-Account to any other Variable Sub-Accounts. The minimum amount that can be transferred is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account whichever is less. The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market. We impose no additional charges upon participants in the Dollar Cost Averaging program. We do not count transfers under Dollar Cost Averaging toward the 12 free transfers per Contract Year currently permitted.

AUTOMATIC  PORTFOLIO  REBALANCING  PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Account Value in each Variable Sub-Account and return it to the desired percentage allocations.

We will rebalance your account each quarter (or other intervals we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing. The new allocation will be effective with the first rebalancing that occurs after we receive your written request. We are not responsible for rebalancing that occurs prior to receipt of your request.

                                 17 PROSPECTUS

Example:
         Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Quality Income Plus Variable Sub-Account and 60% to be in the Capital Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Quality Income Plus Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Quality Income Plus Variable Sub-Account and use the money to buy more units in the Capital Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

Transfers made under the Automatic Portfolio Rebalancing Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio   rebalancing  is  consistent  with  maintaining  your  allocation  of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.





                                 18 PROSPECTUS

Access to Your Money

CONTRACT  LOANS

While the Contract is in force, you may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from the Company. These types include preferred loans (described below) and non-preferred loans. Both types of loans are secured by your Contract. The maximum amount available for a loan is 90% of the Contract's Cash Value, less the sum of:

         o the amount of all Contract loans existing on the date of the loan (including loan interest to the next Contract Anniversary),

         o any due and unpaid Monthly Deduction Amounts, and

         o any annual maintenance fee due on or before the next Contract Anniversary.

We will transfer the loan amount pro rata from each Variable Sub-Account attributable to your Contract (unless you specify otherwise) to the Loan Account. We will credit the amounts allocated to the Loan Account with interest at the loan credited rate set forth in the Contract. Loans will bear interest at rates we determine from time to time, but which will not exceed the maximum rate indicated in the Contract. The amount of the Loan Account that equals the excess of the Account Value over the total of all premiums paid under the Contract net of (1) any premiums returned due to partial withdrawals, and (2) any prior loan balance, as determined on each Contract Anniversary, is considered a "preferred loan." Preferred loans bear interest at a rate not to exceed the preferred loan rate set forth in the Contract. Loan interest payments are due on the Contract Anniversary. If unpaid, loan interest is added to the amount of the loan and will bear interest at the rates described in this paragraph. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro rata basis from the Variable Sub-Accounts to the Loan Account on each Contract Anniversary. If the aggregate outstanding loan(s) and loan interest secured by the Contract exceeds the Cash Value of the Contract, we will give you written notice that unless we receive an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

You may repay all or any part of any loan secured by a Contract while the Contract is still in effect. When you make loan repayments or interest payments, we will allocate the payment among the Variable Sub-Accounts in the same percentages as for subsequent premium payments (unless you request a different allocation), and we will deduct an amount equal to the payment from the Loan Account. You must repay any outstanding loan at the end of a grace period before we will reinstate the Contract. See "Lapse and Reinstatement," page 20.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Variable Sub-Account will apply only to the amount remaining in that Sub-Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Variable Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Variable Sub-Accounts earn less than that rate, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Benefit Proceeds and Cash Surrender Value otherwise payable.

AMOUNT  PAYABLE ON  SURRENDER  OF THE CONTRACT
While the Contract is in force, you may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, we will pay you the Cash Surrender Value determined as of the day we receive your written request or the date you request, whichever is later. The Cash Surrender Value equals the Cash Value less the annual maintenance fee and any Indebtedness. We will pay the Cash Surrender Value of the Contract within seven days of our receipt of the written request or on the effective surrender date you request, whichever is later.

The Contract will terminate on the date of our receipt of your written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Matters," page 23.

You may elect to apply the surrender proceeds to an Income Plan (see "Access to Your Money " Payment Options," page 20).

PARTIAL  WITHDRAWALS
While the Contract is in force, you may elect by written request to make partial withdrawals from the Cash Surrender Value of at least $500, or the total amount in the Variable Sub-Account, whichever is less. The Cash Surrender Value, after the partial withdrawal, must at least equal $2,000; otherwise, we will treat your request as a request for full surrender. The partial withdrawal will be deducted pro rata from each Variable Sub-Account, unless the Contract Owner instructs otherwise. The Specified Amount after the partial withdrawal will be the greater of:

         o the Specified Amount prior to the partial withdrawal reduced proportionately to the reduction in Account Value; or

         o the minimum Specified Amount necessary in order to meet the definition of a life insurance contract under section 7702 of the Code.

                                 19 PROSPECTUS

Partial withdrawals in excess of the Free Withdrawal Amount may be subject to a withdrawal charge and any due and unpaid premium tax charges. See "Deductions and Charges " Other Deductions " Withdrawal Charge" and "Due and Unpaid Premium Tax Charge," page 15. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Matters," page 23.

PAYMENT  OPTIONS
The surrender proceeds or Death Benefit proceeds under the Contracts may be paid in a lump sum. You may also apply the proceeds to one of the Company's Income Plans. If the amount to be applied to an Income Plan is less than $3,000 or if it would result in an initial income payment of less than $20, we may require that the frequency of income payments be decreased such that the income payments are greater than $20 each, or we may elect to pay the amount in a lump sum. No surrender or partial withdrawals are permitted after payments under an Income Plan commences.

We will pay interest on the proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Variable Account.

The Income Plans are fixed annuities payable from the Company's general account. They do not reflect the investment experience of the Variable Account. Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by the Company which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity. The Company may require proof of age and gender of the payee (and joint payee, if applicable) before payments begin. The Company may also require proof that such person(s) are living before it makes each payment.

The following options are available under the Contracts (the Company may offer other payment options):

Income Plan 1 " Life Income with Guaranteed Payments The Company will make payments for as long as the payee lives. If the payee dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

Income Plan 2 " Joint and Survivor Life Income with Guaranteed Payments The Company will make payments for as long as either the payee or Joint payee, named at the time of Income Plan selection, is living. If both the payee and the Joint payee die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

The Company will make any other arrangements for income payments as may be agreed on.

MATURITY

The Contract has no maturity date.

LAPSE AND REINSTATEMENT
The Contract will remain in force unless and until the Cash Surrender Value is insufficient to cover a Monthly Deduction Amount due on a Monthly Activity Date. We will give you written notice that if an amount shown in the notice (which will be sufficient to cover the Monthly Deduction Amount(s) due) is not paid within 61 days ("Grace Period"), there is a danger of lapse.

The Contract will continue through the grace period. If sufficient payment is not forthcoming, however, the Contract will terminate at the end of the grace period. If the Insured dies during the grace period, the proceeds payable under the Contract are reduced by the Monthly Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights " Death Benefit," page 15.

If the Contract lapses, you may apply for its reinstatement by payment of the reinstatement premium (and any applicable charges) required under the Contract. You must make a request for reinstatement within five years of the date the Contract entered a grace period. If a loan was outstanding at the time of lapse, we will require repayment of the loan before permitting reinstatement. In addition, we reserve the right to require evidence of insurability satisfactory to us. The reinstatement premium is equal to an amount sufficient to (1) cover all Monthly Deduction Amounts and annual maintenance fees due and unpaid during the grace period, and (2) keep the Contract in force for three months after the date of reinstatement. The Specified Amount upon reinstatement cannot exceed the Specified Amount of the Contract at its lapse. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the premiums paid at the time of reinstatement. Withdrawal charges and due and unpaid premium tax charges, cost of insurance, and tax expense charges will continue to be based on the original Contract Date.

CANCELLATION  AND EXCHANGE  RIGHTS
You have a limited right to return a Contract for cancellation. This right to return exists during the cancellation period. The cancellation period is a number of days which varies by state as specified in your Contract. If you choose to exercise this right, we may require that you return the Contract for cancellation by mail or personal delivery to the Company within the cancellation period following delivery of the Contract to you. We will then return to you within 7 days thereafter the sum of (1) the Account Value on the Valuation Date we (or our agent) receive the returned Contract; and (2) any deductions taken under the Contract or by the Funds for taxes, charges or fees. Some states may require the Company to return the premiums paid for the returned Contract.

                                 20 PROSPECTUS

Once the Contract is in effect, you may exchange it during the first 24 months after its issuance for a non-variable permanent life insurance contract offered by the Company on the life of the Insured. The amount at risk to the Company (i.e., the difference between the Death Benefit and the Account Value) under the new contract will be equal to or less than the amount at risk to the Company under the exchanged Contract on the date of exchange. Premiums under the new Contract will be based on the same risk classification as the exchanged Contract. The exchange is subject to adjustments in premiums and Account Value to reflect any variance between the exchanged Contract and the new contract. The Company reserves the right to make such a contract available that is offered by the Company's parent or by any affiliate of the Company.

SUSPENSION  OF VALUATION,  PAYMENTS  AND  TRANSFERS
The Company will suspend all procedures requiring valuation of the Variable Account (including transfers, surrenders and loans) on any day the New York Stock Exchange is closed or trading is restricted due to an existing emergency as defined by the SEC, or on any day the SEC has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.

LAST SURVIVOR  CONTRACTS
We offer the Contracts on either a single life or a "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the proceeds are paid only on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

         o Last survivor Contracts are offered for prospective insured persons age 18-85.

         o The cost of insurance charges under the last survivor
           Contracts reflect the anticipated mortality of the two
           Insureds and the fact that the Death Benefit is not payable until the death of the second Insured.

         o To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

         o For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

         o The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

         o Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Matters," page 23.

         o The Accelerated Death Benefit provision is only available upon terminal illness of the last survivor.

         o The Confinement Waiver Benefit is available upon confinement of either Insured.


                                 21 PROSPECTUS

 Other Matters

VOTING RIGHTS
In accordance with our view of presently applicable law, we will vote the shares of the Funds at regular and special meetings of its shareholders in accordance with instructions from Contract Owners (or their assignees, as the case may be) having a voting interest in the Variable Account. The number of shares of a Portfolio held in a Variable Sub-Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in that Variable Sub-Account by the per share net asset value of the corresponding Portfolio. We will vote shares for which we have not received instructions and shares that are not attributable to Contract Owners (i.e., shares we own) in the same proportion as we vote shares for which we have received instructions. If the 1940 Act or any rule promulgated to hereunder should be amended, however, or if our present interpretation should change and, as a result, we determine we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

We determine the voting interests of the Contract Owner (or the assignee) in the Funds as follows: Contract Owners are entitled to give voting instructions to the Company with respect to Portfolio shares attributable to them as described above, determined on the record date for the shareholder meeting for the Portfolio. Therefore, if a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Access to Your Money " Contract Loans," page 19) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the current prospectuses for the Funds to determine matters on which Fund shareholders may vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for a Fund.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of a Fund if we reasonably disapprove of such changes. We will disapprove a change only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If we do disregard voting instructions, we will include a summary of that action and the reasons therefor in the next periodic report to Contract Owners.

STATEMENTS  TO CONTRACT OWNERS
We will maintain all records relating to the Variable Account and the Variable Sub-Accounts. At least once each Contract Year, we will send to each Contract Owner a statement showing the coverage amount and the Account Value of his or her Contract (indicating the number of Accumulation Units credited to the Contract in each Variable Sub-Account and the corresponding Accumulation Unit value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premiums paid, Monthly Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST
The Company may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Contract Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Specified Amount for which evidence of insurability was obtained is contestable for two years from its effective date. In addition, if the Insured dies by suicide while sane or self destruction while insane in the two-year period after the Contract Date, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals. If the Insured dies by suicide while sane or self-destruction while insane in the two-year period following an increase in the Specified Amount, the benefit payable with respect to the increase will be limited to the additional premium paid for such increase, less any Indebtedness and partial withdrawals.

MISSTATEMENT AS TO AGE AND SEX
If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.

BENEFICIARY
You name the beneficiary in the application for the Contract. You may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to the Company. If no beneficiary is living when the Insured dies, the proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.

ASSIGNMENT
Unless required by state law, the Contract may not be assigned as collateral for a loan or other obligation.

DIVIDENDS
No dividends will be paid under the Contracts.

DISTRIBUTION OF THE CONTRACTS
The Contracts will be distributed exclusively by Morgan Stanley DW Inc.*, which serves as the principal underwriter of the Contracts under a general agency agreement with the Company.


                                 22 PROSPECTUS

Morgan Stanley DW Inc. is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley DW Inc. is located at Two World Trade Center, New York, New York. Morgan Stanley DW Inc. is a member of the New York Stock Exchange and the National Association of Securities Dealers.

We may pay up to a maximum sales commission of 6.75%. Morgan Stanley DW Inc. will pay annually to its Financial Advisors from its profits, an amount equal to
 .10% of the net assets of the Variable Account attributable to the Contracts. In addition, sale of the Contract may count toward incentive program awards for the Financial Advisor.

SAFEKEEPING  OF THE VARIABLE  ACCOUNT'S  ASSETS
We hold the assets of the Variable Account. We keep those assets physically segregated and held separate and apart from the general account of the Company. We maintain records of all purchases and redemptions of shares of the Fund.

*Effective April 2, 2001, Dean Witter Reynolds Inc. changed its name to Morgan Stanley DW Inc.

Federal Tax Matters

INTRODUCTION
The following discussion is general and is not intended as tax advice. The Company makes no guarantee regarding the tax treatment of any Contract or Transaction involving a Contract. Federal, state, local and other tax consequences of ownership or purchase of a life insurance depend upon your circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.

TAXATION OF THE COMPANY AND THE VARIABLE  ACCOUNT
The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Variable Account is not an entity separate from the Company and its operations form a part of the Company. As a consequence, the Separate Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under current federal tax law, the Company believes that the Variable Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts. Generally, reserves are amounts that the Company is legally required to accumulate and maintain in order to meet future obligations under the Contracts. The Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the [Variable] Account, then we may impose a charge against the Variable Account in order to make provisions for any such taxes.

TAXATION OF CONTRACT BENEFITS
In order to qualify as a life insurance contract for federal income tax purposes, the Contract must meet the definition of a life insurance contract set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a Contract that qualifies as life insurance. The Contract is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is excluded from the beneficiary's gross income under Section 101(a) of the Code and you are not taxed on increases in the contract value until a distribution occurs.

If a Contract fails to qualify as life insurance under Section 7702, the Contract will not provide most of the tax advantages normally provided by life insurance. The Company has the right to amend the Contracts to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Contract, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income.

If the Contract is not treated as a modified endowment contract, then Contract loans are not generally treated as taxable distributions, and you are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals, or reduction in benefits during the first fifteen years of the Contract may result in a taxable distribution before the investment in the contract is recovered. Interest paid on a Contract loan is generally not deductible. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to you estate. If the beneficiary is not your estate, but you retain


                                 23 PROSPECTUS
incidents of ownership in the Contract, the Death Benefit will also be included in your gross estate. Examples of incidents of ownership include:

         o        the right to change beneficiaries,

         o        to assign the Contract,

         o        to revoke an assignment,

         o        to pledge the Contract, or

         o        to obtain a Contract loan.

If you are Owner and Insured under the Contract, and you transfer all incidents of ownership in the Contract, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Contract in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

MODIFIED ENDOWMENT  CONTRACTS
A life  insurance  policy is treated as a "modified  endowment  contract"  under
Section 7702A of the Tax Code if it meets the  definition  of life  insurance in
Section 7702, but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A. The large single premium permitted under the Contract (which is equal to 100% of the "Guideline Single Premium" as defined in Section 7702 of the Code) does not meet the specific computational rules for the seven pay test provided in Section 7702A. Therefore, the Contract will generally be treated as a modified endowment contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a modified endowment contract will not cause the new policy to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a modified endowment contract for a new life insurance policy will always cause the new policy to be a modified endowment contract.

A contract that is classified as a modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. The death benefit is excluded from income and increases in contract value are not subject to current taxation. If you receive any amount as a Contract loan from a modified endowment contract, or assign or pledge any part of the value of the Contract, such amount is treated as a distribution. Unlike other life insurance policies, withdrawals and distributions made before the insured's death are treated as taxable income first, then as recovery of investment in the contract. The Taxable portion of any distribution from a modified endowment contract is subject to a 10% penalty tax, except as follows:

         o distributions made on or after the date on which the taxpayer attains age 59 1'2;

         o distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

         o any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any distributions.

DIVERSIFICATION  REQUIREMENTS
For a Contract to be treated as a variable life insurance policy for federal tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the contract value over the investment in the Contract. Although the Company does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT
The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Separate Account.

                                 24 PROSPECTUS

Your rights under this Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of Variable
Account assets. For example, you have the choice to allocate premiums and contract values among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

Performance Information

From time to time, we may quote performance information for the Variable Account Funds of the Separate Account in advertisements, sales literature, or reports to Contract Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical investor's cash value or death benefit. We also may present the yield or total return of the Variable Account based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Variable Account, or the Funds in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Contract. We may, for example, exclude the deduction of one or more charges, such as the premium tax charge or withdrawal charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

We may compare the Variable Account AA's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications. We also may advertise ratings of the Company's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Performance information for the Variable Account reflects the performance of a hypothetical Contract and are not illustrative of how actual investment performance would affect the benefits under your Contract. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

Additional  Information About the Company

The Company also acts as the sponsor for two other of its separate accounts that are registered investment companies: Northbrook Variable Annuity Account and Northbrook Variable Annuity Account II. The officers and employees of the Company are covered by a fidelity bond in the amount of $5,000,000. No person beneficially owns more than 5% of the outstanding voting stock of The Allstate Corporation, of which the Company is an indirect wholly owned subsidiary.


EXECUTIVE  OFFICERS AND  DIRECTORS OF THE COMPANY

The directors and executive officers of the Company are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

THOMAS J. WILSON,  II, 43,  President,  Chief  Executive  Officer,  and Director
(1999)*
Also Director and Senior Vice President (1995-Present), and Chief Financial Officer (1995-1998) of Allstate Insurance Co.; Director (1999-Present)

                                 25 PROSPECTUS
of ALFS, Inc.; Director (1995-Present), President (1999-Present), and Chairman of the Board (2000-Present) of Allstate Life Insurance Co.; Director
(1999-Present), President (1998-Present), and Chairman of the Board (2000-Present) of Allstate Life Insurance Co. of New York; Director and President (1999-Present), Chief Executive Officer (2000-Present), Chief
Operating  Officer  and Vice  Chairman  (1999)  of  Glenbrook  Life and  Annuity
Company; Director, Chairman of the Board, and Chief Executive Officer (1999-Present) of Lincoln Benefit Life Company; Director, Chairman of the Board, and Chief Executive Officer (1999-Present) of Surety Life Insurance Company; Director (1999-Present) of American Heritage Life Insurance Co.; Director and President (1999-Present) of American Heritage Life Investment Corporation; Director and President (1999-Present), Chairman of the Board (2000-Present) of
Charter National Life Insurance Co.; Director and President (1999-Present), Chief Executive Officer (2000-Present) of Intramerica Life Insurance Co.; Managing Director (1999-Present) of LSA Asset Management, LLC; Director and Chairman of the Board (1999) of Laughlin Group Holdings, Inc.; Director (1999-Present) of AFD, Inc.; Director (2000-Present) of AFDW, Inc.; Director (2000-Present) of Allstate Assignment Company; President and Manager (1999-Present) Allstate Financial Advisors, LLC; Manager (2000-Present) Allstate Financial Services, LLC; Director and President (1999-Present), Chairman of the Board (2000-Present) of Allstate Settlement Corporation; and Director, President, and Chairman of the Board (2001) of Provident National Assurance Company.

MICHAEL J. VELOTTA, 55, Vice President, Secretary, General Counsel (1993)*, and Director (1992)*
Also Director and Secretary (1993-Present) of ALFS, Inc.; Director (1992-Present), Secretary and General Counsel (1993-Present), Senior Vice
President (1999-Present), and Vice President (1993-1999) of Allstate Life Insurance Company; Director (1992-Present), Vice President, Secretary, and General Counsel (1993-Present) of Allstate Life Insurance Company of New York; Director (1992-1997), Vice President, Secretary and General Counsel (1993-1997) of Glenbrook Life Insurance Company; Director (1992-Present), Vice President, Secretary and General Counsel (1993-Present) of Glenbrook Life and Annuity Company; Director (1993-Present), Assistant Secretary (1995-Present), and Assistant General Counsel (2000-Present) of Lincoln Benefit Life Company; Director (1993-Present), Assistant Secretary (1995-Present), and Assistant General Counsel (2000-Present) of Surety Life Insurance Company; Director and Secretary (1999-Present) of AFD, Inc.; Director and Secretary (2000-Present) of AFDW, Inc.; Director, Vice President, and Secretary (2000-Present) of Allstate Assignment Company; Assistant Secretary (1999-2000) of Allstate Distributors, LLC; Manager, Secretary, and General Counsel (1999-Present) of Allstate Financial Advisors, LLC; Vice President and Secretary (1999-Present), Manager (2000-Present), and General Counsel (1999-2000) of Allstate Financial Services, LLC; Vice President, Assistant Secretary, and Assistant General Counsel (1999-Present), and Assistant Vice President (1998-1999) of Allstate Insurance Company; Director (1993-Present) and Secretary (1994-Present) of Allstate Settlement Corporation; Director, Vice President, Secretary, and General Counsel (1999-Present) of Charter National Life Insurance Company; Director, Vice President, Secretary, and General Counsel (1999-Present) of Intramerica Life Insurance Company; Managing Director, Secretary, and General Counsel (1999-Present) of LSA Asset Management, LLC; Director and Secretary (1995-2000) and General Counsel (1997-2000) of Laughlin Group Holdings, Inc.; and Director, Secretary, and General Counsel (2001) of Provident National Assurance Company.

JOHN R. HUNTER,  46, Vice President  (1999)*
Also Vice President (1999-Present) and Assistant Vice President (1990-1999) of Allstate Life Insurance Company; Vice President (2000-Present) and Assistant Vice President (1996-1998) of Allstate Life Insurance Company of New York; President and Chief Executive Officer (1998-Present) and Director (1999-Present) of ALFS, Inc.; Director (1996-1997) of Glenbrook Life Insurance Company; Vice President (1999-Present), Director (1996-2000), Senior Vice President (1995-1999), and Senior Vice President " Product Management (1995-1997) of Glenbrook Life and Annuity Company; Director and President (1999-Present) of AFD, Inc.; President (2000-Present) of AFDW, Inc.; Managing Director and Executive Committee Member (1999) of Allstate Distributors, LLC; Manager (1999-2000) of Allstate Financial Services, LLC; Vice President (1999-Present) and Director (1999-2000) of Charter National Life Insurance Company; Vice President (2000-Present) and Director (1999-2000) of Intramerica Life Insurance Company; Managing Director and President (1999-Present) of LSA Asset Management, LLC; and Director (1996-2000) of Laughlin Group Holdings, Inc.

MARLA G.FRIEDMAN,  47,  Vice  President  (1996)*  and  Director  (2000)*
Also Director (1991-Present), Senior Vice President (1999-Present), and Vice President (1998-1999) of Allstate Life Insurance Company; Director (1993-1996) of ALFS, Inc.; Director (1997-Present), Vice President (1997-Present), and Assistant Vice President (1996-1997) of Allstate Life Insurance Company of New York; Director (1995-1996) of Allstate Settlement Corporation; Director
(1991-1996), President and Chief Operating Officer (1995-1996), and Vice President (1996-1997) of Glenbrook Life Insurance Company; Director
(2000-Present) and (1992-1996), President and Chief Operating Officer (1995-1996) and Vice President (1996-Present) of Glenbrook Life and Annuity Company; Director and Vice Chairman of the Board (1995-1996) of Laughlin Group

                                 26 PROSPECTUS

Holdings, Inc.; Director and Vice President (1999-Present) of Charter National Life Insurance Company; Director and Vice President (1999-Present) of Intramerica Life Insurance Company; and Director and Senior Vice President
(2001) of Provident  National  Assurance  Company.

KAREN  C.  GARDNER,  47,  Vice  President  (1996)*
Also Vice President " Tax (2000-Present) of Allstate Financial Services, LLC; Vice President (1996-Present) of Allstate Insurance Company; Vice President (1997-1998) of ALFS, Inc.; Vice President (1996-Present) of Allstate Life Insurance Company; Vice President (1996-Present) of Allstate Life Insurance Company of New York; Assistant Vice President (1996-Present) of Lincoln Benefit Life Company; Vice President (1999-Present) of Glenbrook Life and Annuity Company; Assistant Vice President (1996-Present) of Surety Life Insurance
Company; Vice President (1999-Present) of AFD, Inc.; Vice President (2000-Present) of AFDW, Inc.; Vice President (2000-Present) of Allstate Assignment Company; Vice President (1999-Present) of Allstate Distributors, LLC; Vice President (2000-Present) of Allstate Settlement Corporation; Assistant Vice President (1999-Present) of American Heritage Life Investment Corporation; Vice President (1999-Present) of Charter National Life Insurance Company; Vice
President (1996-1997) of Glenbrook Life Insurance Company; Vice President (1999-Present) of Intramerica Life Insurance Company; Vice President (1996-2000) of Laughlin Group Holdings, Inc.; and Vice President " Tax (2001) of Provident National Assurance Company.

KEVIN R. SLAWIN,  44, Vice President (1996)*
Also Assistant Vice President and Assistant Treasurer (1995-1996) of Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) of ALFS, Inc.; Director (1996-Present), Senior Vice President (1999-Present), Vice President (1996-1999), and Assistant Treasurer (1995-1996) of Allstate Life Insurance Company; Director and Vice President (1996-2000), and Assistant Treasurer (1995-1996) of Allstate Life Insurance Company of New York; Director and Vice President (1996-1997), and Assistant Treasurer (1995-1996) of Glenbrook Life Insurance Company; Vice President (1996-Present), Director (1998-2000), and Assistant Treasurer (1995-1996) of Glenbrook Life and Annuity Company; Director (1996-2000) and Assistant Treasurer (1995-1996) of Laughlin Group Holdings, Inc.; Director (1996-Present) of Lincoln Benefit Life Company; Director (1996-Present) of Surety Life Insurance Company; Director (1999-Present) of AFD, Inc.; Director and Vice President (2000-Present) of Allstate Assignment Company; Manager (1999-Present) of Allstate Financial Advisors, LLC; Director and Vice President (1996-Present), and Assistant Treasurer (1995-1996) of Allstate Settlement Corporation; Vice President (1999-Present) and Director (1999-2000) of Charter National Life Insurance Company; Director and Vice President (1999-2000) of Intramerica Life Insurance Company; and Managing Director (1999-2000) of LSA Asset Management, LLC;

CASEY J. SYLLA, 58, Chief Investment Officer  (1995)*
Also Director, Senior Vice President, and Chief Investment Officer (1995-Present) of Allstate Insurance Company; Director and Chief Investment Officer (1995-Present) of Allstate Life Insurance Company; Chief Investment
Officer (1995-Present) of Allstate Life Insurance Company of New York; Chief Investment Officer (1995-1997) of Glenbrook Life Insurance Company; Chief Investment Officer (1995-Present) of Glenbrook Life and Annuity Company; Chief Investment Officer (2000-Present) of Allstate Assignment Company; Chief
Investment Officer (1995-Present) of Allstate Settlement Corporation; Chief Investment Officer (1999-Present) and Director (1999-2000) of Charter National Life Insurance Company; Chief Investment Officer (1999-Present) of Intramerica Life Insurance Company; and Chief Investment Officer (2001) of Provident National Assurance Company.

JAMES P. ZILS,  50,  Treasurer  (1995)*
Also Vice President and Treasurer (1995-Present) of Allstate Insurance Company; Assistant Treasurer (2000-Present) and Treasurer (1995-2000) of ALFS, Inc.; Treasurer (1995-Present) of Allstate Life Insurance Company; Treasurer (1995-Present) of Allstate Life Insurance Company of New York; Treasurer (1995-1997) of Glenbrook Life Insurance Company; Treasurer (1995-Present) of Glenbrook Life and Annuity Company; Treasurer (1995-2000) of Laughlin Group Holdings, Inc.; Assistant Treasurer (2000-Present) and Treasurer (2000) of AFD, Inc.; Treasurer (2000-Present) of AFDW, Inc.; Treasurer (2000) of Allstate Assignment Company; Assistant Treasurer (2000-Present) and Treasurer (1999-2000) of Allstate Distributors, LLC; Treasurer (1999-Present) of Allstate Financial Advisors, LLC; Assistant Treasurer (1999-Present) of Allstate Financial Services, LLC; Treasurer (1995-Present) of Allstate Settlement Corporation; Assistant Treasurer (2000-Present) of American Heritage Life Insurance Company; Treasurer (1999-Present) of American Heritage Life Investment Corporation; Treasurer (1999-Present) of Charter National Life Insurance Company; Assistant Treasurer (2000-Present) of Columbia Universal Life Insurance Company; Assistant Treasurer (2000-Present) of Concord Heritage Life Insurance Company, Inc.;
Treasurer  (1999-Present)  of  Intramerica  Life  Insurance  Company;  Assistant
Treasurer (2000-Present) of Keystone State Life Insurance Company; Treasurer (1999-Present) of LSA Asset Management,LLC.; Assistant Treasurer (1999-Present) of Lincoln Benefit Life Company; Treasurer (2001) of Provident National Assurance Company; and Assistant Treasurer (1999-Present) of Surety Life Insurance Company.

                                 27 PROSPECTUS

SAMUEL H. PILCH, 54, Vice President  (2000)* and Controller (1999)*
Also Controller (1996-Present), Group Vice President (1999-Present), and Vice President (1996-1999) of Allstate Insurance Company; Vice President (2000-Present) and Controller (1999-Present) of Allstate Life Insurance Company; Controller (1999-Present) of Allstate Life Insurance Company of New York;
Controller (1999-Present) and Vice President (2000-Present) of Glenbrook Life and Annuity Company; Vice President and Controller (2000-Present) of Allstate Assignment Company; Vice President (2000-Present) and Controller (1999-Present) of Allstate Settlement Corporation; Vice President (1999-Present) of American Heritage Life Investment Corporation; Controller (1999-Present) and Vice President (2000-Present) of Charter National Life Insurance Company; Controller (2000-Present) of Columbia Universal Life Insurance Company; Controller
(1999-Present) of Intramerica Life Insurance Company; Vice President and Controller (2000-Present) of Lincoln Benefit Life Company; Controller (2001) of Provident National Assurance Company; and Vice President and Controller (2000-Present) of Surety Life Insurance Company.

MARGARET G. DYER, 48, Director (2000)*
Also Director (2000-Present) of Allstate Assignment Company; Director and Senior Vice President (1999-Present) of Allstate Life Insurance Company; Director (2000-Present) of Allstate Life Insurance Company of New York; Director (2000-Present) of Allstate Settlement Corporation; Director (2000-Present) of Charter National Life Insurance Company; Director (2000-Present) of Glenbrook Life and Annuity Company; Director (2000-Present) of Intramerica Life Insurance Company; and Director and Senior Vice President (2001) of Provident National
Assurance   Company.

JOHN  C.  LOUNDS,   51,  Director  (2000)*
Also Manager (1999-Present) of Allstate Financial Advisors, LLC; Director (1994-Present), Senior Vice President (1999-Present), and Vice President (1994-1999) of Allstate Life Insurance Company; Director (2000-Present) of Allstate Life Insurance Company of New York; Director (1994-Present), Senior Vice President (1999-Present), and President (1994-1999) of Allstate Settlement Corporation; Director and Vice President (1999-Present) of Charter National Life Insurance Company; Director (2000-Present) of Glenbrook Life and Annuity Company; Director (2000-Present) of Intramerica Life Insurance Company; Director (1995-2000) and Vice President (1997-2000) of Laughlin Group Holdings, Inc.; and Director and Senior Vice President (2001) of Provident National Assurance Company.

JOHN K. MCCARTHY, 47, Director (2000)*
Also Director (2000-Present) of AFDW, Inc.; Manager (2000-Present) of Allstate Financial Services, LLC; Director and Senior Vice President (2000-Present) of Allstate Life Insurance Company; Director (2000-Present) of Allstate Life Insurance Company of New York; Director (2000-Present) of Charter National Life Insurance Company; Director (2000-Present) of Glenbrook Life and Annuity Company; Director (2000-Present) of Intramerica Life Insurance Company; Director (2000-Present) of Lincoln Benefit Life Company; Director and Senior Vice President (2001) of Provident National Assurance Company; and Director (2000-Present) of Surety Life Insurance Company.

STEVEN C. VERNEY, 42, Director (2000)*
Also Director (2000-Present) of Allstate Assignment Company; Assistant Vice President (1997-2000) of Allstate Insurance Company; Director (2000-Present) and Vice President (1999-Present) of Allstate Life Insurance Company; Director and Vice President (2000-Present) of Allstate life Insurance Company of New York; Director (2000-Present) of Allstate Settlement Corporation; Director (2000-Present) of American Heritage Life Insurance Company; Director
(2000-Present)   of  Charter   National   Life   Insurance   Company;   Director
(2000-Present)  of  Glenbrook  Life  and  Annuity  Company;  Director  and  Vice
President  (2000-Present)  of  Intramerica  Life  Insurance  Company;   Managing
Director (2001) of LSA Asset Management, LLC; and Director and Senior Vice President of Provident National Assurance Company.

*Date elected to current office

LEGAL PROCEEDINGS
From time to time the Company is involved in pending or threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation will have a material effect on the financial condition of the Company or the Variable Account.

LEGAL  MATTERS
Foley & Lardner, Washington, D.C., has advised the Company on certain federal securities law matters. All matters of state law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under state insurance law have been passed upon by Michael J. Velotta, General Counsel of the Company.

REGISTRATION STATEMENT
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Variable Account, the Funds, the Company, and the Contracts. The exhibits filed with this registration statement include hypothetical illustrations of the Contract that show how the Death Benefit, Account Value and Cash Surrender Value could vary over an

                                 28 PROSPECTUS
extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%, an initial premium of $10,000, Insureds in the standard rating class, and based on current and guaranteed Contract charges.

EXPERTS

The financial statements of Northbrook as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and related financial statement schedule, included in this prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2000, and for each of the periods in the three years then ended included in this prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in the Company's registration statement including the hypothetical Policy illustrations, have been examined by Dean Way, Actuary of the Company and are included in reliance upon his opinion as to their reasonableness.



                                 29 PROSPECTUS

Financial  Information

The financial statements of the Variable Account as of December 31, 2000 and each of for the periods in the three years then ended, the financial statements and related financial statement schedule of Northbrook as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedule of Northbrook included herein should be considered only as bearing upon the ability of Northbrook to meet its obligations under the Contracts.











                                  30 PROSPECTUS

                              Financial Statements

                                      Index
                                      -----

                                                                            Page
                                                                            ----

Independent Auditors' Report............................................... F-1

Financial Statements:



     Statements of Operations and Comprehensive Income for the Years Ended
      December 31, 2000, 1999 and 1998..................................... F-2

     Statements of Financial Position
      December 31, 2000 and 1999........................................... F-3

     Statements of Shareholder's Equity for the Years Ended
      December 31, 2000, 1999 and 1998..................................... F-4

     Statements of Cash Flows for the Years Ended
      December 31, 2000, 1999 and 1998..................................... F-5

     Notes to Financial Statements......................................... F-6

     Schedule IV - Reinsurance for the Years Ended
      December 31, 2000, 1999 and 1998..................................... F-18



                                 31 PROSPECTUS

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Northbrook Life Insurance Company:

--------------------------------------------------------------------------------

We have audited the accompanying Statements of Financial Position of Northbrook Life Insurance Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2000 and 1999, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2000. Our audits also included Schedule IV--Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV--Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2001

                       NORTHBROOK LIFE INSURANCE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
REVENUES
  Net investment income.....................................   $6,802     $6,010     $5,691
  Realized capital gains and losses.........................     (230)       510          2
                                                               ------     ------     ------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE............    6,572      6,520      5,693
INCOME TAX EXPENSE..........................................    2,293      2,264      1,995
                                                               ------     ------     ------
NET INCOME..................................................    4,279      4,256      3,698
                                                               ------     ------     ------
OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
  Change in unrealized net capital gains and losses.........    2,663     (4,802)       825
                                                               ------     ------     ------
COMPREHENSIVE INCOME (LOSS).................................   $6,942     $ (546)    $4,523
                                                               ======     ======     ======


                       See notes to financial statements.

                       NORTHBROOK LIFE INSURANCE COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                  2000           1999
                                                              ------------   -------------
                                                              ($ IN THOUSANDS, EXCEPT PAR
                                                                      VALUE DATA)
ASSETS
Investments
  Fixed income securities, at fair value (amortized cost
   $91,141 and $89,205).....................................   $   93,030     $    86,998
  Short-term................................................        3,859           3,170
                                                               ----------     -----------
  Total investments.........................................       96,889          90,168
Cash........................................................           --              21
Reinsurance recoverable from Allstate Life Insurance
  Company...................................................    1,975,150       2,022,502
Other assets................................................        4,817           5,997
Separate Accounts...........................................    7,614,673       8,211,996
                                                               ----------     -----------
      TOTAL ASSETS..........................................   $9,691,529     $10,330,684
                                                               ==========     ===========
LIABILITIES
Reserve for life-contingent contract benefits...............   $  149,111     $   150,587
Contractholder funds........................................    1,826,062       1,871,933
Current income taxes payable................................        2,078           2,171
Deferred income taxes.......................................        2,279             746
Payable to affiliates, net..................................        7,123           5,990
Separate Accounts...........................................    7,614,673       8,211,996
                                                               ----------     -----------
      TOTAL LIABILITIES.....................................    9,601,326      10,243,423
                                                               ----------     -----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 8)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 25,000 shares authorized,
  issued and outstanding....................................        2,500           2,500
Additional capital paid-in..................................       56,600          56,600
Retained income.............................................       29,875          29,596
Accumulated other comprehensive income (loss):
  Unrealized net capital gains and losses...................        1,228          (1,435)
                                                               ----------     -----------
      Total accumulated other comprehensive income (loss)...        1,228          (1,435)
                                                               ----------     -----------
      TOTAL SHAREHOLDER'S EQUITY............................       90,203          87,261
                                                               ----------     -----------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY............   $9,691,529     $10,330,684
                                                               ==========     ===========

                       See notes to financial statements.

                       NORTHBROOK LIFE INSURANCE COMPANY

                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
COMMON STOCK................................................  $ 2,500    $ 2,500    $ 2,500
                                                              -------    -------    -------
ADDITIONAL CAPITAL PAID-IN..................................   56,600     56,600     56,600
                                                              -------    -------    -------
RETAINED INCOME
Balance, beginning of year..................................   29,596     25,340     21,642
Net income..................................................    4,279      4,256      3,698
Dividends...................................................   (4,000)        --         --
                                                              -------    -------    -------
Balance, end of year........................................   29,875     29,596     25,340
                                                              -------    -------    -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance, beginning of year..................................   (1,435)     3,367      2,542
Change in unrealized net capital gains and losses...........    2,663     (4,802)       825
                                                              -------    -------    -------
Balance, end of year........................................    1,228     (1,435)     3,367
                                                              -------    -------    -------
    Total Shareholder's Equity..............................  $90,203    $87,261    $87,807
                                                              =======    =======    =======

                       See notes to financial statements.

                       NORTHBROOK LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  4,279   $  4,256   $  3,698
Adjustments to reconcile net income to net cash provided by
 operating activities
    Amortization and other non-cash items...................       295        559        518
    Realized capital gains and losses.......................       230       (510)        (2)
    Changes in:
      Life-contingent contract benefits and contractholder
       funds................................................         5        (68)       273
      Income taxes payable..................................         7        355      1,866
      Other operating assets and liabilities................     1,563        924      4,126
                                                              --------   --------   --------
    Net cash provided by operating activities...............     6,379      5,516     10,479
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
  Proceeds from sales.......................................     6,780     17,992      1,922
  Investment collections....................................     2,933      6,555     10,253
  Investment purchases......................................   (11,561)   (32,050)   (20,690)
  Change in short-term investments, net.....................      (552)     2,008     (1,964)
                                                              --------   --------   --------
    Net cash used in investing activities...................    (2,400)    (5,495)   (10,479)
                                                              --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid..............................................    (4,000)        --         --
                                                              --------   --------   --------
    Net cash used in financing activities...................    (4,000)        --         --
                                                              --------   --------   --------

NET INCREASE (DECREASE) IN CASH.............................       (21)        21         --
CASH AT THE BEGINNING OF YEAR...............................        21         --         --
                                                              --------   --------   --------
CASH AT END OF YEAR.........................................  $     --   $     21   $     --
                                                              ========   ========   ========

                       See notes to financial statements.

NORTHBROOK LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
($ IN THOUSANDS)
-------------------------------------------------------------------

1.  GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Northbrook Life Insurance Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

NATURE OF OPERATIONS
The Company markets investment and life insurance products exclusively through Dean Witter Reynolds, Inc. ("Dean Witter") (see Note 4), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Investment products include deferred annuities and immediate annuities without life contingencies. Deferred annuities include fixed rate, market value adjusted, and variable annuities. Life insurance products consist of interest-sensitive life, immediate annuities with life contingencies, and variable life insurance. In 2000, substantially all of the Company's statutory premiums and deposits were from annuities.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured primarily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed for banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

The Company is authorized to sell life and investment products in all states except New York, as well as in the District of Columbia and Puerto Rico. The top geographic locations for statutory premiums and deposits for the Company were California, Florida, and Texas for the year ended December 31, 2000. No other jurisdiction accounted for more than 5% of statutory premiums and deposits.

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such write-downs are included in realized capital gains and losses. Short-term investments are carried at cost or amortized cost, which approximates fair value.

Investment income consists primarily of interest. Interest is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE RECOVERABLE
The Company has reinsurance agreements whereby substantially all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC (See Note 3). Such amounts are reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charge revenue consists of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender charges. Contract benefits include interest credited to contracts and claims incurred in excess of the related contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities, market value adjusted annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charge revenue for investment contracts consists of charges assessed against the contractholder account balance for contract administration and surrender charges. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balance.

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

Crediting rates for fixed rate annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions.

Variable annuity and variable life contracts are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. The Company's contract charge revenue for these contracts consists of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

All premiums, contract charges, contract benefits and interest credited are reinsured.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes arise primarily from unrealized capital gains and losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues deferred variable annuity and variable life contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity and variable life contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated investment objectives.

The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claim to the related assets and are carried at the fair value of the assets. In the event that the asset value of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations and comprehensive income. As discussed earlier, revenues to the Company from the Separate Accounts are recorded as contract charges.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to immediate annuities with life contingencies and certain variable annuity contract guarantees, is computed on the basis of assumptions as to future investment yields, mortality, morbidity, terminations and expenses at the time the policy is issued. These assumptions include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 7.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of contracts that include an investment component, including most fixed annuities, interest-sensitive life policies and certain investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 7.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
                                      F-8

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

3.  RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements whereby substantially all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contracholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under the terms of the reinsurance agreements.

The following table summarizes amounts that were ceded to ALIC under reinsurance agreements.

                                      YEAR ENDED DECEMBER 31,
                                    2000        1999        1998
                                  --------    --------    --------
Premiums                          $    289    $  2,966    $  2,528
Contract charges                   124,250     118,290     102,218
Credited interest, policy
 benefits, and certain
 expenses                          224,265     222,513     217,428

BUSINESS OPERATIONS
The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $22,026, $33,892 and $26,230 in 2000, 1999 and 1998, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

4.  EXCLUSIVE DISTRIBUTION AGREEMENT
The Company has a strategic alliance with Dean Witter to develop, market and distribute proprietary savings and life insurance products through Morgan Stanley Dean Witter Financial Advisors. Affiliates of Dean Witter are the investment managers for the Morgan Stanley Dean Witter Variable Investment Series and the Universal Institutional Funds, Inc., the funds in which certain assets of the Separate Accounts products are invested. Under the terms of the alliance, the Company has agreed to use Dean Witter as an exclusive distribution channel for the Company's products. In addition to the Company's products, Dean Witter markets other products that compete with those of the Company.

Pursuant to the alliance agreement, Dean Witter provides approximately half of the statutory capital necessary to maintain these products on the Company's books through loans to a subsidiary of AIC. AIC unconditionally guarantees the repayment of these loans. The Company shares approximately half the net profits with Dean Witter on contracts written under the alliance.

The strategic alliance is cancelable for new business by either party by giving 30 days written notice, however, the Company believes the benefits derived by Dean Witter will preserve the alliance.

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

5.  INVESTMENTS

FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                            GROSS
                                         UNREALIZED
    AT DECEMBER 31,      AMORTIZED   -------------------     FAIR
         2000              COST       GAINS      LOSSES     VALUE
         ----            ---------   --------   --------   --------
U.S. government and
  agencies                $10,778     $1,193    $    --    $11,971
Municipal                   1,501         26        (38)     1,489
Corporate                  59,449        656       (720)    59,385
Mortgage-backed
  securities               19,413        958       (186)    20,185
                          -------     ------    -------    -------
  Total fixed income
   securities             $91,141     $2,833    $  (944)   $93,030
                          =======     ======    =======    =======
At December 31, 1999
U.S. government and
  agencies                $ 8,660     $  131    $   (57)   $ 8,734
Municipal                   1,155          6       (108)     1,053
Corporate                  61,049         26     (2,541)    58,534
Mortgage-backed
  securities               18,341        822       (486)    18,677
                          -------     ------    -------    -------
  Total fixed income
   securities             $89,205     $  985    $(3,192)   $86,998
                          =======     ======    =======    =======

SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 2000:

                                           AMORTIZED     FAIR
                                             COST       VALUE
                                           ---------   --------
Due in one year or less                     $   454    $   456
Due after one year through five years        31,914     32,461
Due after five years through ten years       31,618     31,119
Due after ten years                           7,742      8,809
                                            -------    -------
                                             71,728     72,845
Mortgage-backed securities                   19,413     20,185
                                            -------    -------
  Total                                     $91,141    $93,030
                                            =======    =======

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

NET INVESTMENT INCOME

      YEAR ENDED DECEMBER 31,           2000       1999       1998
      -----------------------         --------   --------   --------
Fixed income securities                $6,635     $5,881     $5,616
Short-term investments                    249        261        190
                                       ------     ------     ------
  Investment income, before expense     6,884      6,142      5,806
  Investment expense                       82        132        115
                                       ------     ------     ------
  Net investment income                $6,802     $6,010     $5,691
                                       ======     ======     ======

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS


REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX

        YEAR ENDED DECEMBER 31,             2000       1999       1998
        -----------------------           --------   --------   --------
Fixed income securities                    $(230)     $ 510       $ 2
                                           -----      -----       ---
  Realized capital gains and losses         (230)       510         2
  Income taxes                                80       (178)       (1)
                                           -----      -----       ---
  Realized capital gains and losses,
   after tax                               $(150)     $ 332       $ 1
                                           =====      =====       ===

Excluding calls and prepayments, gross gains of $78 and $629 were realized on sales of fixed income securities during 2000 and 1999, respectively and gross losses of $308, $119 and $9 were realized on sales of fixed income securities during 2000, 1999 and 1998, respectively. There were no gross gains realized on sales of fixed income securities during 1998.

UNREALIZED NET CAPITAL GAINS
Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 2000 are as follows:

                                                     GROSS
                         COST/                    UNREALIZED        UNREALIZED
                       AMORTIZED     FAIR     -------------------      NET
                         COST       VALUE      GAINS      LOSSES      GAINS
                       ---------   --------   --------   --------   ----------
Fixed income
 securities             $91,141    $93,030    $ 2,833    $  (944)     $1,889
                        =======    =======    =======    =======
Deferred income taxes                                                   (661)
                                                                      ------
Unrealized net
 capital gains                                                        $1,228
                                                                      ======

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

      YEAR ENDED DECEMBER 31,          2000       1999       1998
      -----------------------        --------   --------   --------
Fixed income securities              $ 4,096    $(7,387)   $ 1,269
Deferred income taxes                 (1,433)     2,585       (444)
                                     -------    -------    -------
Increase (decrease) in unrealized
 net capital gains and losses        $ 2,663    $(4,802)   $   825
                                     =======    =======    =======

SECURITIES ON DEPOSIT
At December 31, 2000, fixed income securities with a carrying value of $8,939 were on deposit with regulatory authorities as required by law.

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS
In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including interest-sensitive life insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income and cash are generally of a short-term nature. Their carrying values approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:

                                2000                      1999
                       -----------------------   -----------------------
                        CARRYING       FAIR       CARRYING       FAIR
                         VALUE        VALUE        VALUE        VALUE
                       ----------   ----------   ----------   ----------
Fixed income
 securities            $   93,030   $   93,030   $   86,998   $   86,998
Short-term                  3,859        3,859        3,170        3,170
Separate Accounts       7,614,673    7,614,673    8,211,996    8,211,996

Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                2000                      1999
                       -----------------------   -----------------------
                        CARRYING       FAIR       CARRYING       FAIR
                         VALUE        VALUE        VALUE        VALUE
                       ----------   ----------   ----------   ----------
Contractholder funds
 on investment
 contracts             $1,652,039   $1,644,231   $1,735,843   $1,675,910
Separate Accounts       7,614,673    7,614,673    8,211,996    8,211,996

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

7.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS
At December 31, the Reserve for life-contingent contract benefits consists of the following:

                                             2000       1999
                                           --------   --------
Immediate annuities:
  Structured settlement annuities          $108,441   $109,907
  Other immediate annuities                  40,670     40,680
                                           --------   --------
  Total Reserve for life-contingent
   contract benefits                       $149,111   $150,587
                                           ========   ========

The assumptions for mortality generally utilized in calculating reserves include, the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; and the 1983 group annuity mortality table for other immediate annuities. Interest rate assumptions vary from 3.5% to 10.0% for immediate annuities. Other estimation methods used include the present value of contractually fixed future benefits for structured settlement annuities and other immediate annuities.

Premium deficiency reserves are established, if necessary, for the structured settlement annuity business, to the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized. The Company did not have a premium deficiency reserve at December 31, 2000 and 1999.

At December 31, Contractholder funds consists of the following:

                                           2000         1999
                                        ----------   ----------
Interest-sensitive life                 $  171,192   $  173,867
Fixed annuities:
  Immediate annuities                       66,051       78,197
  Deferred annuities                     1,588,819    1,619,869
                                        ----------   ----------
  Total Contractholder funds            $1,826,062   $1,871,933
                                        ==========   ==========

Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 5.8% to 6.5% for interest-sensitive life contracts; 3.5% to 10.2% for immediate annuities and 4.3% to 7.3% for deferred annuities. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 44.4% of deferred annuities are subject to a market value adjustment.

8.  COMMITMENTS AND CONTINGENT LIABILITIES

REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Recent public and regulatory initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

In the normal course of its business, the Company is involved in pending and threatened litigation and regulatory actions in which claims for monetary damages are asserted. At this time, based on their present status, it is in the opinion of management, that the ultimate liability, if any, in one or more of these actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

GUARANTY FUNDS
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expenses related to these funds are immaterial and are ceded to ALIC under reinsurance agreements.

MARKETING AND COMPLIANCE ISSUES
Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization that advocates ethical market conduct.

9.  INCOME TAXES
The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company has also entered into a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate to ALIC the tax consequences of such reinsurance. Effectively, these agreements result in the Company's annual income tax provision being computed as if the Company filed a separate return, as adjusted for the reinsurance ceded to ALIC.

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS


Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                                2000       1999
                                              --------   --------
DEFERRED ASSETS
Unrealized net capital losses                 $    --    $   772
                                              -------    -------
  Total deferred assets                            --        772
DEFERRED LIABILITIES
Difference in tax bases of investments         (1,618)    (1,518)
Unrealized net capital gains                     (661)        --
                                              -------    -------
  Total deferred liabilities                   (2,279)    (1,518)
                                              -------    -------
  Net deferred liability                      $(2,279)   $  (746)
                                              =======    =======

The components of income tax expense for the year ended December 31, are as follows:

                                        2000       1999       1998
                                      --------   --------   --------
Current                                $2,193     $2,249     $1,797
Deferred                                  100         15        198
                                       ------     ------     ------
  Total income tax expense             $2,293     $2,264     $1,995
                                       ======     ======     ======

The Company paid income taxes of $2,286, $1,908 and $129 in 2000, 1999 and 1998, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                         2000       1999       1998
                                       --------   --------   --------
Statutory federal income tax rate       35.0%      35.0%      35.0%
Tax-exempt income                       (0.1)      (0.1)      (0.2)
Other                                     --       (0.2)       0.2
                                        ----       ----       ----
Effective income tax rate               34.9%      34.7%      35.0%
                                        ====       ====       ====

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2000, approximately $16, will result in federal income taxes payable of $6 if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

10.  STATUTORY FINANCIAL INFORMATION
The Company's statutory capital and surplus was $84,335 and $83,746 at December 31, 2000 and 1999, respectively. The Company's statutory net income was $4,893, $4,840 and $3,518 for the years ended December 31, 2000, 1999 and 1998, respectively.

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC has approved a January 1, 2001 implementation date for newly developed statutory accounting principles ("codification"). The Company's state of domicile, Arizona, has passed legislation revising various statutory accounting requirements to conform to codification. These requirements will not have a material impact on the statutory surplus of the Company. The NAIC has installed a formal maintenance process to develop and propose new guidance, as well as on-going clarification and interpretation of issues. The impact of any future changes will be recorded as they are approved by the NAIC.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. On December 28, 2000, the Company paid a cash dividend of $4.0 million to ALIC. The maximum amount of dividends that the Company can distribute during 2001 without prior approval of the Arizona Department of Insurance is $4,893.

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS


RISKED-BASED CAPITAL
The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December 31, 2000, RBC for the Company was significantly above levels that would require regulatory action.

11.  OTHER COMPREHENSIVE INCOME
The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                           2000                              1999                              1998
                              -------------------------------   -------------------------------   -------------------------------
                               PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX
                              --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
UNREALIZED CAPITAL GAINS AND
  LOSSES:
----------------------------
Unrealized holding gains
  (losses) arising during
  the period                   $3,843    $(1,344)    $2,499     $(6,877)    $2,407     $(4,470)    $1,271     $(445)      $826
Less: reclassification
  adjustments                    (253)        89       (164)        510       (178)        332          2        (1)         1
                               ------    -------     ------     -------     ------     -------     ------     -----       ----
Unrealized net capital gains
  (losses)                      4,096     (1,433)     2,663      (7,387)     2,585      (4,802)     1,269      (444)       825
                               ------    -------     ------     -------     ------     -------     ------     -----       ----
Other comprehensive income
  (loss)                       $4,096    $(1,433)    $2,663     $(7,387)    $2,585     $(4,802)    $1,269     $(444)      $825
                               ======    =======     ======     =======     ======     =======     ======     =====       ====

                       NORTHBROOK LIFE INSURANCE COMPANY

                            SCHEDULE IV--REINSURANCE

                                ($ IN THOUSANDS)

                                                               GROSS                  NET
                                                               AMOUNT     CEDED      AMOUNT
                                                              --------   --------   --------
YEAR ENDED DECEMBER 31, 2000
Life insurance in force.....................................  $441,073   $441,073   $     --
                                                              ========   ========   ========
Premiums and contract charges:
  Life and annuities........................................  $124,621   $124,621   $     --
                                                              ========   ========   ========

                                                               GROSS                  NET
                                                               AMOUNT     CEDED      AMOUNT
                                                              --------   --------   --------
YEAR ENDED DECEMBER 31, 1999
Life insurance in force.....................................  $474,824   $474,824   $     --
                                                              ========   ========   ========
Premiums and contract charges:
  Life and annuities........................................  $121,351   $121,351   $     --
                                                              ========   ========   ========

                                                               GROSS                  NET
                                                               AMOUNT     CEDED      AMOUNT
                                                              --------   --------   --------
YEAR ENDED DECEMBER 31, 1998
Life insurance in force.....................................  $494,256   $494,256   $     --
                                                              ========   ========   ========
Premiums and contract charges:
  Life and annuities........................................  $104,746   $104,746   $     --
                                                              ========   ========   ========

-----------------------------------------------------------------
     NORTHBROOK LIFE
     VARIABLE LIFE SEPARATE
     ACCOUNT A

     FINANCIAL STATEMENTS AS OF DECEMBER 31, 2000
     AND FOR THE PERIODS ENDED DECEMBER 31, 2000,
     DECEMBER 31, 1999 AND DECEMBER 31, 1998, AND
     INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Northbrook Life Insurance Company:

--------------------------------------------------------------------------------

We have audited the accompanying statement of net assets of Northbrook Life Variable Life Separate Account A (the "Account") as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1), and the related statements of operations and the statements of changes in net assets for each of the periods in the three year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Northbrook Life Variable Life Separate Account A as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account), and the results of operations for each of the individual sub-accounts and the changes in their net assets for each of the periods in the three year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 16, 2001

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENT OF NET ASSETS

                                                              DECEMBER 31, 2000
                                                              ------------------
ASSETS
Allocation to Sub-Accounts investing in the Morgan Stanley
  Dean Witter Variable Investment Series:
  Aggressive Equity, 44,167 shares (cost $646,729)..........     $   632,030
  Capital Growth, 44,739 shares (cost $951,238).............         897,456
  Competitive Edge "Best Ideas", 9,412 shares (cost
   $110,925)................................................          95,816
  Dividend Growth, 313,331 shares (cost $5,811,846).........       4,543,295
  Equity, 139,249 shares (cost $5,993,154)..................       5,524,003
  European Growth, 38,877 shares (cost $1,029,975)..........         986,306
  Global Dividend Growth, 79,899 shares (cost $1,096,666)...       1,017,115
  High Yield, 114,841 shares (cost $544,758)................         279,062
  Income Builder, 34,740 shares (cost $404,476).............         377,277
  Money Market, 1,404,497 shares (cost $1,404,497)..........       1,404,497
  Pacific Growth, 33,681 shares (cost $235,329).............         187,266
  Quality Income Plus, 110,581 shares (cost $1,167,794).....       1,130,141
  S&P 500 Index, 115,097 shares (cost $1,462,125)...........       1,386,916
  Short-Term Bond, 3,981 shares (cost $39,403)..............          39,649
  Strategist, 86,403 shares (cost $1,474,025)...............       1,439,467
  Utilities, 53,252 shares (cost $1,135,143)................       1,154,508
Allocation to Sub-Accounts investing in The Universal
  Institutional Funds, Inc. (a):
  Emerging Markets Equity, 22,260 shares (cost $269,066)....         157,823
  Equity Growth, 22,222 shares (cost $445,526)..............         372,445
  International Magnum, 6,229 shares (cost $81,173).........          73,383
  U.S. Real Estate, 4,253 shares (cost $45,459).............          48,948
Allocation to Sub-Account investing in the Van Kampen Life
  Investment Trust:
  LIT Emerging Growth, 18,421 shares (cost $892,413)........         763,353
                                                                 -----------
      TOTAL ASSETS..........................................      22,510,756
                                                                 ===========
LIABILITIES
Payable to Northbrook Life Insurance Company:
  Accrued contract maintenance charges......................           5,035
                                                                 -----------
      NET ASSETS............................................     $22,505,721
                                                                 ===========

(a) Previously known as Morgan Stanley Dean Witter Universal Funds, Inc.

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                              MORGAN STANLEY DEAN WITTER VARIABLE
                                                                INVESTMENT SERIES SUB-ACCOUNTS
                                                          -------------------------------------------
                                                           AGGRESSIVE EQUITY    CAPITAL APPRECIATION
                                                          -------------------   ---------------------
FOR THE YEARS ENDED DECEMBER 31,                            2000     1999(B)     1999(C)      1998
--------------------------------                          --------   --------   ---------   ---------
NET INVESTMENT INCOME (LOSS)
Dividends...............................................  $    147   $    81     $   618     $   204
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk............................    (3,864)     (499)        (90)       (334)
                                                          --------   -------     -------     -------
    Net investment income (loss)........................    (3,717)     (418)        528        (130)
                                                          --------   -------     -------     -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales...................................    85,639       784      48,965         964
  Cost of investments sold..............................    80,933       715      50,809         931
                                                          --------   -------     -------     -------
    Net realized gains (losses).........................     4,706        69      (1,844)         33
Change in unrealized gains (losses).....................   (62,337)   47,639       4,506      (3,776)
                                                          --------   -------     -------     -------
    Net realized and unrealized gains (losses) on
     investments........................................   (57,631)   47,708       2,662      (3,743)
                                                          --------   -------     -------     -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......  $(61,348)  $47,290     $ 3,190     $(3,873)
                                                          ========   =======     =======     =======

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

(c) On the close of business on March 19, 1999, Capital Appreciation Sub-Account merged with and into Equity Sub-Account

                       See notes to financial statements.

                 NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                             STATEMENTS OF OPERATIONS

                                                            MORGAN STANLEY DEAN WITTER
                                                      VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                               -----------------------------------------------------
                                                                                  COMPETITIVE EDGE
                                                       CAPITAL GROWTH               "BEST IDEAS"
                                               -------------------------------   -------------------
FOR THE YEARS ENDED DECEMBER 31,                 2000        1999       1998       2000     1999(B)
--------------------------------               ---------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends....................................  $ 144,215   $ 56,681   $ 2,673    $    178    $   --
Charges from Northbrook Life Insurance
 Company:
  Mortality and expense risk.................     (7,641)    (3,588)     (666)       (513)      (30)
                                               ---------   --------   -------    --------    ------
    Net investment income (loss).............    136,574     53,093     2,007        (335)      (30)
                                               ---------   --------   -------    --------    ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of
 investments:
  Proceeds from sales........................    129,553    323,563     1,573       3,537        68
  Cost of investments sold...................    125,539    300,926     1,580       3,284        66
                                               ---------   --------   -------    --------    ------
    Net realized gains (losses)..............      4,014     22,637        (7)        253         2
Change in unrealized gains (losses)..........   (137,695)    54,785    28,508     (17,348)    2,240
                                               ---------   --------   -------    --------    ------
    Net realized and unrealized gains
     (losses) on investments.................   (133,681)    77,422    28,501     (17,095)    2,242
                                               ---------   --------   -------    --------    ------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..................................  $   2,893   $130,515   $30,508    $(17,430)   $2,212
                                               =========   ========   =======    ========    ======

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                 NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                             STATEMENTS OF OPERATIONS

                                      MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                    -----------------------------------------------------------------------
                                             DIVIDEND GROWTH                          EQUITY
                                    ---------------------------------   -----------------------------------
FOR THE YEARS ENDED DECEMBER 31,       2000        1999        1998        2000        1999(C)       1998
--------------------------------    ----------   ---------   --------   -----------   ----------   --------
NET INVESTMENT INCOME (LOSS)
Dividends.........................  $1,020,633   $ 610,181   $173,939   $   887,270   $  294,023   $ 97,876
Charges from Northbrook Life
 Insurance Company:
  Mortality and expense risk......     (38,062)    (35,095)   (15,782)      (49,929)     (22,494)    (7,287)
                                    ----------   ---------   --------   -----------   ----------   --------
    Net investment income
     (loss).......................     982,571     575,086    158,157       837,341      271,529     90,589
                                    ----------   ---------   --------   -----------   ----------   --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales
 of investments:
  Proceeds from sales.............     978,291     263,638    131,654       433,452      542,048    143,153
  Cost of investments sold........   1,303,514     282,970    186,529       409,121      442,607    128,870
                                    ----------   ---------   --------   -----------   ----------   --------
    Net realized gains (losses)...    (325,223)    (19,332)   (54,875)       24,331       99,441     14,283
Change in unrealized gains
 (losses).........................    (540,198)   (763,516)    32,997    (1,704,373)   1,117,295    114,532
                                    ----------   ---------   --------   -----------   ----------   --------
    Net realized and unrealized
     gains (losses) on
     investments..................    (865,421)   (782,848)   (21,878)   (1,680,042)   1,216,736    128,815
                                    ----------   ---------   --------   -----------   ----------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..................  $  117,150   $(207,762)  $136,279   $  (842,701)  $1,488,265   $219,404
                                    ==========   =========   ========   ===========   ==========   ========

(c) On the close of business on March 19, 1999, Capital Appreciation Sub-Account merged with and into Equity Sub-Account

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                     MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                   -----------------------------------------------------------------------
                                            EUROPEAN GROWTH                   GLOBAL DIVIDEND GROWTH
                                   ----------------------------------   ----------------------------------
FOR THE YEARS ENDED DECEMBER 31,      2000        1999        1998         2000        1999        1998
--------------------------------   ----------   ---------   ---------   ----------   ---------   ---------
NET INVESTMENT INCOME (LOSS)
Dividends........................  $ 160,704    $ 62,252     $17,237    $  99,426    $ 81,982     $51,502
Charges from Northbrook Life
 Insurance Company:
  Mortality and expense risk.....     (9,303)     (5,830)     (2,436)      (8,950)     (7,890)     (3,900)
                                   ---------    --------     -------    ---------    --------     -------
    Net investment income
     (loss)......................    151,401      56,422      14,801       90,476      74,092      47,602
                                   ---------    --------     -------    ---------    --------     -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from
 sales of investments:
  Proceeds from sales............    202,706      35,703      47,367      114,501     113,682      54,620
  Cost of investments sold.......    212,990      25,749      43,899      127,849     103,795      51,388
                                   ---------    --------     -------    ---------    --------     -------
    Net realized gains
     (losses)....................    (10,284)      9,954       3,468      (13,348)      9,887       3,232
Change in unrealized gains
 (losses)........................   (211,714)    154,979      13,019     (114,235)     38,007      (3,294)
                                   ---------    --------     -------    ---------    --------     -------
    Net realized and unrealized
     gains (losses) on
     investments.................   (221,998)    164,933      16,487     (127,583)     47,894         (62)
                                   ---------    --------     -------    ---------    --------     -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS.................  $ (70,597)   $221,355     $31,288    $ (37,107)   $121,986     $47,540
                                   =========    ========     =======    =========    ========     =======

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                     MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                   -----------------------------------------------------------------------
                                               HIGH YIELD                         INCOME BUILDER
                                   -----------------------------------   ---------------------------------
FOR THE YEARS ENDED DECEMBER 31,      2000        1999         1998        2000        1999        1998
--------------------------------   ----------   ---------   ----------   ---------   ---------   ---------
NET INVESTMENT INCOME (LOSS)
Dividends........................  $  75,539    $ 87,684    $  51,206    $ 18,547     $24,472    $  9,718
Charges from Northbrook Life
 Insurance Company:
  Mortality and expense risk.....     (3,854)     (5,499)      (4,830)     (3,095)     (2,988)     (1,910)
                                   ---------    --------    ---------    --------     -------    --------
    Net investment income
     (loss)......................     71,685      82,185       46,376      15,452      21,484       7,808
                                   ---------    --------    ---------    --------     -------    --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from
 sales of investments:
  Proceeds from sales............    327,984     153,285      159,264      26,235      73,162      36,892
  Cost of investments sold.......    450,781     178,719      186,549      29,451      70,955      70,635
                                   ---------    --------    ---------    --------     -------    --------
    Net realized gains
     (losses)....................   (122,797)    (25,434)     (27,285)     (3,216)      2,207     (33,743)
Change in unrealized gains
 (losses)........................    (98,003)    (60,019)    (107,673)    (16,525)       (830)     (9,844)
                                   ---------    --------    ---------    --------     -------    --------
    Net realized and unrealized
     gains (losses) on
     investments.................   (220,800)    (85,453)    (134,958)    (19,741)      1,377     (43,587)
                                   ---------    --------    ---------    --------     -------    --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS.................  $(149,115)   $ (3,268)   $ (88,582)   $ (4,289)    $22,861    $(35,779)
                                   =========    ========    =========    ========     =======    ========

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                   MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                   -------------------------------------------------------------------
                                              MONEY MARKET                      PACIFIC GROWTH
                                   ----------------------------------   ------------------------------
FOR THE YEARS ENDED DECEMBER 31,      2000         1999        1998       2000       1999       1998
--------------------------------   ----------   ----------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends.......................   $   79,530   $   63,472   $ 75,284   $  3,603   $   316    $   400
Charges from Northbrook Life
 Insurance Company:
  Mortality and expense risk....      (12,408)     (12,771)    (6,262)    (2,055)     (611)      (155)
                                   ----------   ----------   --------   --------   -------    -------
    Net investment income
     (loss).....................       67,122       50,701     69,022      1,548      (295)       245
                                   ----------   ----------   --------   --------   -------    -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from
 sales of investments:
  Proceeds from sales...........    1,497,968    1,474,053    812,217     20,423    12,211        551
  Cost of investments sold......    1,497,968    1,474,053    812,217     22,197    10,004        281
                                   ----------   ----------   --------   --------   -------    -------
    Net realized gains
     (losses)...................           --           --         --     (1,774)    2,207        270
Change in unrealized gains
 (losses).......................           --           --         --    (91,916)   45,281     (1,428)
                                   ----------   ----------   --------   --------   -------    -------
    Net realized and unrealized
     gains (losses) on
     investments................           --           --         --    (93,690)   47,488     (1,158)
                                   ----------   ----------   --------   --------   -------    -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS................   $   67,122   $   50,701   $ 69,022   $(92,142)  $47,193    $  (913)
                                   ==========   ==========   ========   ========   =======    =======

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                          MORGAN STANLEY DEAN WITTER
                                                    VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                             -----------------------------------------------------
                                                  QUALITY INCOME PLUS            S&P 500 INDEX
                                             ------------------------------   --------------------
FOR THE YEARS ENDED DECEMBER 31,               2000       1999       1998       2000      1999(B)
--------------------------------             --------   --------   --------   ---------   --------
NET INVESTMENT INCOME (LOSS)
Dividends..................................  $ 70,229   $ 67,649   $ 38,133   $  11,337   $   561
Charges from Northbrook Life Insurance
 Company:
  Mortality and expense risk...............    (9,069)    (9,392)    (4,159)    (10,173)   (1,399)
                                             --------   --------   --------   ---------   -------
    Net investment income (loss)...........    61,160     58,257     33,974       1,164      (838)
                                             --------   --------   --------   ---------   -------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) from sales of
 investments:
  Proceeds from sales......................   184,622    312,569     10,611      80,704     8,807
  Cost of investments sold.................   199,205    311,069     41,674      78,369     6,300
                                             --------   --------   --------   ---------   -------
    Net realized gains (losses)............   (14,583)     1,500    (31,063)      2,335     2,507
Change in unrealized gains (losses)........    53,885    (99,578)     7,597    (124,533)   49,324
                                             --------   --------   --------   ---------   -------
    Net realized and unrealized gains
     (losses) on investments...............    39,302    (98,078)   (23,466)   (122,198)   51,831
                                             --------   --------   --------   ---------   -------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS................................  $100,462   $(39,821)  $ 10,508   $(121,034)  $50,993
                                             ========   ========   ========   =========   =======

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                 NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                             STATEMENTS OF OPERATIONS

                                                           MORGAN STANLEY DEAN WITTER
                                                     VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                              -----------------------------------------------------
                                                SHORT-TERM BOND               STRATEGIST
                                              -------------------   -------------------------------
FOR THE YEARS ENDED DECEMBER 31,                2000     1999(B)      2000        1999       1998
--------------------------------              --------   --------   ---------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends...................................  $ 1,648    $   335    $ 187,872   $ 19,265   $ 31,144
Charges from Northbrook Life Insurance
 Company:
  Mortality and expense risk................     (299)       (77)     (11,635)    (7,183)    (2,485)
                                              -------    -------    ---------   --------   --------
    Net investment income (loss)............    1,349        258      176,237     12,082     28,659
                                              -------    -------    ---------   --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) from sales of
 investments:
  Proceeds from sales.......................   11,562     30,304       87,725    125,639     17,799
  Cost of investments sold..................   11,585     30,153       86,498    112,671     57,283
                                              -------    -------    ---------   --------   --------
    Net realized gains (losses).............      (23)       151        1,227     12,968    (39,484)
Change in unrealized gains (losses).........      353       (107)    (175,941)   102,295     38,959
                                              -------    -------    ---------   --------   --------
    Net realized and unrealized gains
     (losses) on investments................      330         44     (174,714)   115,263       (525)
                                              -------    -------    ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.................................  $ 1,679    $   302    $   1,523   $127,345   $ 28,134
                                              =======    =======    =========   ========   ========

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                 NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                             STATEMENTS OF OPERATIONS

                                                 MORGAN STANLEY DEAN WITTER         THE UNIVERSAL
                                                    VARIABLE INVESTMENT          INSTITUTIONAL FUNDS,
                                                    SERIES SUB-ACCOUNTS         INC. SUB-ACCOUNTS (A)
                                               ------------------------------   ----------------------
                                                                                   EMERGING MARKETS
                                                         UTILITIES                      EQUITY
                                               ------------------------------   ----------------------
FOR THE YEARS ENDED DECEMBER 31,                 2000       1999       1998        2000       1999(B)
--------------------------------               --------   --------   --------   ----------   ---------
NET INVESTMENT INCOME (LOSS)
Dividends....................................  $ 74,082   $27,137    $15,610    $  25,932     $   --
Charges from Northbrook Life Insurance
 Company:
  Mortality and expense risk.................    (8,481)   (5,144)    (1,265)      (1,401)       (20)
                                               --------   -------    -------    ---------     ------
    Net investment income (loss).............    65,601    21,993     14,345       24,531        (20)
                                               --------   -------    -------    ---------     ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of
 investments:
  Proceeds from sales........................   138,563    58,147     12,499        8,867         43
  Cost of investments sold...................   132,283    47,679     17,658       10,978         42
                                               --------   -------    -------    ---------     ------
    Net realized gains (losses)..............     6,280    10,468     (5,159)      (2,111)         1
Change in unrealized gains (losses)..........   (56,637)   42,122     33,698     (113,528)     2,285
                                               --------   -------    -------    ---------     ------
    Net realized and unrealized gains
     (losses) on investments.................   (50,357)   52,590     28,539     (115,639)     2,286
                                               --------   -------    -------    ---------     ------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..................................  $ 15,244   $74,583    $42,884    $ (91,108)    $2,266
                                               ========   =======    =======    =========     ======

(a) Previously known as Morgan Stanley Dean Witter Universal Funds, Inc.

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                                THE UNIVERSAL INSTITUTIONAL
                                                               FUNDS, INC. SUB-ACCOUNTS (A)
                                                         -----------------------------------------
                                                                                  INTERNATIONAL
                                                            EQUITY GROWTH            MAGNUM
                                                         -------------------   -------------------
FOR THE YEARS ENDED DECEMBER 31,                           2000     1999(B)      2000     1999(B)
--------------------------------                         --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends..............................................  $ 22,781   $ 5,405    $  2,407    $  288
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk...........................    (2,735)     (504)       (667)      (89)
                                                         --------   -------    --------    ------
    Net investment income (loss).......................    20,046     4,901       1,740       199
                                                         --------   -------    --------    ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales..................................    62,542     1,148      35,473       623
  Cost of investments sold.............................    62,578     1,122      37,243       596
                                                         --------   -------    --------    ------
    Net realized gains (losses)........................       (36)       26      (1,770)       27
Change in unrealized gains (losses)....................   (93,067)   19,986     (11,960)    4,170
                                                         --------   -------    --------    ------
    Net realized and unrealized gains (losses) on
     investments.......................................   (93,103)   20,012     (13,730)    4,197
                                                         --------   -------    --------    ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......  $(73,057)  $24,913    $(11,990)   $4,396
                                                         ========   =======    ========    ======

(a) Previously known as Morgan Stanley Dean Witter Universal Funds, Inc.

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                 NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                             STATEMENTS OF OPERATIONS

                                                             THE UNIVERSAL
                                                             INSTITUTIONAL        VAN KAMPEN LIFE
                                                              FUNDS, INC.            INVESTMENT
                                                           SUB-ACCOUNTS (A)      TRUST SUB-ACCOUNT
                                                          -------------------   --------------------
                                                           U.S. REAL ESTATE     LIT EMERGING GROWTH
                                                          -------------------   --------------------
FOR THE YEARS ENDED DECEMBER 31,                            2000     1999(B)      2000      1999(B)
--------------------------------                          --------   --------   ---------   --------
NET INVESTMENT INCOME (LOSS)
Dividends...............................................   $1,038     $ 195     $     842   $    --
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk............................     (118)      (14)       (4,590)     (328)
                                                           ------     -----     ---------   -------
    Net investment income (loss)........................      920       181        (3,748)     (328)
                                                           ------     -----     ---------   -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales...................................    1,187        34        78,553    30,364
  Cost of investments sold..............................    1,076        37        70,269    26,538
                                                           ------     -----     ---------   -------
    Net realized gains (losses).........................      111        (3)        8,284     3,826
Change in unrealized gains (losses).....................    3,769      (280)     (189,468)   60,407
                                                           ------     -----     ---------   -------
    Net realized and unrealized gains (losses) on
     investments........................................    3,880      (283)     (181,184)   64,233
                                                           ------     -----     ---------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......   $4,800     $(102)    $(184,932)  $63,905
                                                           ======     =====     =========   =======

(a) Previously known as Morgan Stanley Dean Witter Universal Funds, Inc.

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  MORGAN STANLEY DEAN WITTER
                                                            VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                                          -------------------------------------------
                                                           AGGRESSIVE EQUITY    CAPITAL APPRECIATION
                                                          -------------------   ---------------------
FOR THE YEARS ENDED DECEMBER 31,                            2000     1999(B)     1999(C)      1998
--------------------------------                          --------   --------   ---------   ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)...........................   $ (3,717)  $   (418)  $    528     $  (130)
Net realized gains (losses)............................      4,706         69     (1,844)         33
Change in unrealized gains (losses)....................    (62,337)    47,639      4,506      (3,776)
                                                          --------   --------   --------     -------
Increase (decrease) in net assets from operations......    (61,348)    47,290      3,190      (3,873)
                                                          --------   --------   --------     -------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits...............................................         --        272         --          --
Benefit payments.......................................    (36,019)        --         --          --
Payments on termination................................         --         --         --          --
Contract administration charges........................     (5,214)      (484)      (153)       (618)
Transfers among the sub-accounts and with the Fixed
 Account--net..........................................    541,055    146,337    (46,923)     29,147
                                                          --------   --------   --------     -------
Increase (decrease) in net assets from capital
 transactions..........................................    499,822    146,125    (47,076)     28,529
                                                          --------   --------   --------     -------
INCREASE (DECREASE) IN NET ASSETS......................    438,474    193,415    (43,886)     24,656
NET ASSETS AT BEGINNING OF PERIOD......................    193,415         --     43,886      19,230
                                                          --------   --------   --------     -------
NET ASSETS AT END OF PERIOD............................   $631,889   $193,415   $     --     $43,886
                                                          ========   ========   ========     =======

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

(c) On the close of business on March 19, 1999, Capital Appreciation Sub-Account merged with and into Equity Sub-Account

                       See notes to financial statements.

                 NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                        STATEMENTS OF CHANGES IN NET ASSETS

                                                          MORGAN STANLEY DEAN WITTER
                                                    VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                             -----------------------------------------------------
                                                                                COMPETITIVE EDGE
                                                     CAPITAL GROWTH               "BEST IDEAS"
                                             -------------------------------   -------------------
FOR THE YEARS ENDED DECEMBER 31,               2000        1999       1998       2000     1999(B)
--------------------------------             ---------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...............  $ 136,574   $ 53,093   $  2,007   $   (335)  $   (30)
Net realized gains (losses)................      4,014     22,637         (7)       253         2
Change in unrealized gains (losses)........   (137,695)    54,785     28,508    (17,348)    2,240
                                             ---------   --------   --------   --------   -------
Increase (decrease) in net assets from
 operations................................      2,893    130,515     30,508    (17,430)    2,212
                                             ---------   --------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL TRANSACTIONS
Deposits...................................         --         --         --         --        --
Benefit payments...........................         --         --         --         --        --
Payments on termination....................    (20,663)        --         --         --        --
Contract administration charges............    (10,185)    (6,118)    (1,188)      (680)      (44)
Transfers among the sub-accounts and with
 the Fixed Account--net....................    248,206    347,192    161,739     86,598    25,138
                                             ---------   --------   --------   --------   -------
Increase (decrease) in net assets from
 capital transactions......................    217,358    341,074    160,551     85,918    25,094
                                             ---------   --------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS..........    220,251    471,589    191,059     68,488    27,306
NET ASSETS AT BEGINNING OF PERIOD..........    677,004    205,415     14,356     27,306        --
                                             ---------   --------   --------   --------   -------
NET ASSETS AT END OF PERIOD................  $ 897,255   $677,004   $205,415   $ 95,794   $27,306
                                             =========   ========   ========   ========   =======

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                 NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                        STATEMENTS OF CHANGES IN NET ASSETS

                                        MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                   ----------------------------------------------------------------------------
                                             DIVIDEND GROWTH                             EQUITY
                                   ------------------------------------   -------------------------------------
FOR THE YEARS ENDED DECEMBER 31,      2000         1999         1998         2000        1999(C)        1998
--------------------------------   ----------   ----------   ----------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)...    $  982,571   $  575,086   $  158,157   $   837,341   $  271,529   $   90,589
Net realized gains (losses)....      (325,223)     (19,332)     (54,875)       24,331       99,441       14,283
Change in unrealized gains
 (losses)......................      (540,198)    (763,516)      32,997    (1,704,373)   1,117,295      114,532
                                   ----------   ----------   ----------   -----------   ----------   ----------
Increase (decrease) in net assets
 from operations...............       117,150     (207,762)     136,279      (842,701)   1,488,265      219,404
                                   ----------   ----------   ----------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits.......................        13,531      (29,127)          --            --      (26,014)          --
Benefit payments...............            --           --           --       (35,588)          --           --
Payments on termination........       (33,992)      (6,408)          --       (46,571)      (6,408)          --
Contract administration
 charges.......................       (55,451)     (56,844)     (29,870)      (71,647)     (37,882)     (13,312)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..................      (466,062)   2,342,211    2,558,640     1,435,086    2,239,256    1,062,866
                                   ----------   ----------   ----------   -----------   ----------   ----------
Increase (decrease) in net assets
 from capital transactions.....      (541,974)   2,249,832    2,528,770     1,281,280    2,168,952    1,049,554
                                   ----------   ----------   ----------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS........................      (424,824)   2,042,070    2,665,049       438,579    3,657,217    1,268,958
NET ASSETS AT BEGINNING OF
 PERIOD........................     4,967,103    2,925,033      259,984     5,084,188    1,426,971      158,013
                                   ----------   ----------   ----------   -----------   ----------   ----------
NET ASSETS AT END OF PERIOD....    $4,542,279   $4,967,103   $2,925,033   $ 5,522,767   $5,084,188   $1,426,971
                                   ==========   ==========   ==========   ===========   ==========   ==========

(c) On the close of business on March 19, 1999, Capital Appreciation Sub-Account merged with and into Equity Sub-Account

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                      MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                    -----------------------------------------------------------------------
                                             EUROPEAN GROWTH                   GLOBAL DIVIDEND GROWTH
                                    ----------------------------------   ----------------------------------
FOR THE YEARS ENDED DECEMBER 31,       2000         1999        1998        2000         1999        1998
--------------------------------    ----------   ----------   --------   ----------   ----------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)...     $  151,401   $   56,422   $ 14,801   $   90,476   $   74,092   $ 47,602
Net realized gains (losses)....        (10,284)       9,954      3,468      (13,348)       9,887      3,232
Change in unrealized gains
 (losses)......................       (211,714)     154,979     13,019     (114,235)      38,007     (3,294)
                                    ----------   ----------   --------   ----------   ----------   --------
Increase (decrease) in net assets
 from operations...............        (70,597)     221,355     31,288      (37,107)     121,986     47,540
                                    ----------   ----------   --------   ----------   ----------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits.......................             --         (696)       687           --           --         --
Benefit payments...............             --           --         --           --           --         --
Payments on termination........        (16,219)          --         --      (15,576)          --         --
Contract administration
 charges.......................        (14,249)      (9,547)    (4,711)     (12,671)     (12,830)    (7,595)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..................         37,255      439,120    336,917       13,024      191,662    673,671
                                    ----------   ----------   --------   ----------   ----------   --------
Increase (decrease) in net assets
 from capital transactions.....          6,787      428,877    332,893      (15,223)     178,832    666,076
                                    ----------   ----------   --------   ----------   ----------   --------
INCREASE (DECREASE) IN NET
 ASSETS........................        (63,810)     650,232    364,181      (52,330)     300,818    713,616
NET ASSETS AT BEGINNING OF
 PERIOD........................      1,049,895      399,663     35,482    1,069,218      768,400     54,784
                                    ----------   ----------   --------   ----------   ----------   --------
NET ASSETS AT END OF PERIOD....     $  986,085   $1,049,895   $399,663   $1,016,888   $1,069,218   $768,400
                                    ==========   ==========   ========   ==========   ==========   ========

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                     MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                   -----------------------------------------------------------------------
                                               HIGH YIELD                         INCOME BUILDER
                                   -----------------------------------   ---------------------------------
FOR THE YEARS ENDED DECEMBER 31,      2000        1999         1998        2000        1999        1998
--------------------------------   ----------   ---------   ----------   ---------   ---------   ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)....   $  71,685    $ 82,185    $  46,376    $ 15,452    $ 21,484    $  7,808
Net realized gains (losses).....    (122,797)    (25,434)     (27,285)     (3,216)      2,207     (33,743)
Change in unrealized gains
 (losses).......................     (98,003)    (60,019)    (107,673)    (16,525)       (830)     (9,844)
                                   ---------    --------    ---------    --------    --------    --------
Increase (decrease) in net assets
 from operations................    (149,115)     (3,268)     (88,582)     (4,289)     22,861     (35,779)
                                   ---------    --------    ---------    --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits........................          --          --          687          --       1,746          --
Benefit payments................          --          --           --          --          --          --
Payments on termination.........          --          --           --          --     (38,577)         --
Contract administration
 charges........................      (5,886)     (9,790)      (9,932)     (4,806)     (5,449)     (4,127)
Transfers among the sub-accounts
 and with the Fixed
 Account--net...................    (173,596)     16,076      671,848      20,936      95,087     329,590
                                   ---------    --------    ---------    --------    --------    --------
Increase (decrease) in net assets
 from capital transactions......    (179,482)      6,286      662,603      16,130      52,807     325,463
                                   ---------    --------    ---------    --------    --------    --------
INCREASE (DECREASE) IN NET
 ASSETS.........................    (328,597)      3,018      574,021      11,841      75,668     289,684
NET ASSETS AT BEGINNING OF
 PERIOD.........................     607,596     604,578       30,557     365,352     289,684          --
                                   ---------    --------    ---------    --------    --------    --------
NET ASSETS AT END OF PERIOD.....   $ 278,999    $607,596    $ 604,578    $377,193    $365,352    $289,684
                                   =========    ========    =========    ========    ========    ========

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                      MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                   ------------------------------------------------------------------------
                                                MONEY MARKET                         PACIFIC GROWTH
                                   ---------------------------------------   ------------------------------
FOR THE YEARS ENDED DECEMBER 31,      2000          1999          1998         2000       1999       1998
--------------------------------   -----------   -----------   -----------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)...    $    67,122   $    50,701   $    69,022   $  1,548   $   (295)  $   245
Net realized gains (losses)...              --            --            --     (1,774)     2,207       270
Change in unrealized gains
 (losses).....................              --            --            --    (91,916)    45,281    (1,428)
                                   -----------   -----------   -----------   --------   --------   -------
Increase (decrease) in net assets
 from operations..............          67,122        50,701        69,022    (92,142)    47,193      (913)
                                   -----------   -----------   -----------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits......................       4,498,846     8,929,743     8,943,005         --         21        --
Benefit payments..............              --            --            --         --         --        --
Payments on termination.......         (15,277)           --       (57,013)        --         --        --
Contract administration charges..      (18,516)      (22,736)      (11,773)    (3,506)    (1,039)     (159)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.................      (5,062,723)   (8,061,644)   (8,042,636)    41,299    178,912    17,558
                                   -----------   -----------   -----------   --------   --------   -------
Increase (decrease) in net assets
 from capital transactions....        (597,670)      845,363       831,583     37,793    177,894    17,399
                                   -----------   -----------   -----------   --------   --------   -------
INCREASE (DECREASE) IN NET
 ASSETS.......................        (530,548)      896,064       900,605    (54,349)   225,087    16,486
NET ASSETS AT BEGINNING OF
 PERIOD.......................       1,934,731     1,038,667       138,062    241,573     16,486        --
                                   -----------   -----------   -----------   --------   --------   -------
NET ASSETS AT END OF PERIOD...     $ 1,404,183   $ 1,934,731   $ 1,038,667   $187,224   $241,573   $16,486
                                   ===========   ===========   ===========   ========   ========   =======

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                        MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                      ----------------------------------------------------------------------
                                                 QUALITY INCOME PLUS                     S&P 500 INDEX
                                      ------------------------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,          2000           1999           1998           2000        1999(B)
--------------------------------      ------------   ------------   ------------   ------------   ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)........   $   61,160     $   58,257     $   33,974     $    1,164     $   (838)
Net realized gains (losses).........      (14,583)         1,500        (31,063)         2,335        2,507
Change in unrealized gains
 (losses)...........................       53,885        (99,578)         7,597       (124,533)      49,324
                                       ----------     ----------     ----------     ----------     --------
Increase (decrease) in net assets
 from operations....................      100,462        (39,821)        10,508       (121,034)      50,993
                                       ----------     ----------     ----------     ----------     --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits............................           --             50         13,132             --        1,790
Benefit payments....................           --             --             --             --           --
Payments on termination.............           --        (33,690)            --           (484)          --
Contract administration charges.....      (13,148)       (14,720)        (7,231)       (13,970)      (2,600)
Transfers among the sub-accounts and
 with the Fixed Account--net........       93,601       (133,710)     1,081,871        927,805      544,106
                                       ----------     ----------     ----------     ----------     --------
Increase (decrease) in net assets
 from capital transactions..........       80,453       (182,070)     1,087,772        913,351      543,296
                                       ----------     ----------     ----------     ----------     --------
INCREASE (DECREASE) IN NET ASSETS...      180,915       (221,891)     1,098,280        792,317      594,289
NET ASSETS AT BEGINNING OF PERIOD...      948,973      1,170,864         72,584        594,289           --
                                       ----------     ----------     ----------     ----------     --------
NET ASSETS AT END OF PERIOD.........   $1,129,888     $  948,973     $1,170,864     $1,386,606     $594,289
                                       ==========     ==========     ==========     ==========     ========

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                 NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                        STATEMENTS OF CHANGES IN NET ASSETS

                                                          MORGAN STANLEY DEAN WITTER
                                                   VARIABLE INVESTMENT SERIES SUB-ACCOUNTS
                                           --------------------------------------------------------
                                             SHORT-TERM BOND                 STRATEGIST
                                           -------------------   ----------------------------------
FOR THE YEARS ENDED DECEMBER 31,             2000     1999(B)       2000         1999        1998
--------------------------------           --------   --------   ----------   ----------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss).............  $ 1,349    $   258    $  176,237   $   12,082   $ 28,659
Net realized gains (losses)..............      (23)       151         1,227       12,968    (39,484)
Change in unrealized gains (losses)......      353       (107)     (175,941)     102,295     38,959
                                           -------    -------    ----------   ----------   --------
Increase (decrease) in net assets from
 operations..............................    1,679        302         1,523      127,345     28,134
                                           -------    -------    ----------   ----------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL TRANSACTIONS
Deposits.................................       --      4,087            --         (696)        --
Benefit payments.........................       --         --            --           --         --
Payments on termination..................       --         --        (6,640)          --         --
Contract administration charges..........     (432)      (121)      (16,704)     (13,031)    (5,135)
Transfers among the sub-accounts and with
 the Fixed Account--net..................    3,210     30,915       322,392      500,898    483,699
                                           -------    -------    ----------   ----------   --------
Increase (decrease) in net assets from
 capital transactions....................    2,778     34,881       299,048      487,171    478,564
                                           -------    -------    ----------   ----------   --------
INCREASE (DECREASE) IN NET ASSETS........    4,457     35,183       300,571      614,516    506,698
NET ASSETS AT BEGINNING OF PERIOD........   35,183         --     1,138,574      524,058     17,360
                                           -------    -------    ----------   ----------   --------
NET ASSETS AT END OF PERIOD..............  $39,640    $35,183    $1,439,145   $1,138,574   $524,058
                                           =======    =======    ==========   ==========   ========

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                 NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       THE UNIVERSAL
                                           MORGAN STANLEY DEAN WITTER VARIABLE   INSTITUTIONAL FUNDS, INC.
                                             INVESTMENT SERIES SUB-ACCOUNTS           SUB-ACCOUNTS (A)
                                           -----------------------------------   --------------------------
                                                                                      EMERGING MARKETS
                                                        UTILITIES                          EQUITY
                                           -----------------------------------   --------------------------
FOR THE YEARS ENDED DECEMBER 31,              2000         1999        1998          2000         1999(B)
--------------------------------           -----------   ---------   ---------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss).............  $   65,601    $ 21,993    $ 14,345     $  24,531       $   (20)
Net realized gains (losses)..............       6,280      10,468      (5,159)       (2,111)            1
Change in unrealized gains (losses)......     (56,637)     42,122      33,698      (113,528)        2,285
                                           ----------    --------    --------     ---------       -------
Increase (decrease) in net assets from
 operations..............................      15,244      74,583      42,884       (91,108)        2,266
                                           ----------    --------    --------     ---------       -------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL TRANSACTIONS
Deposits.................................          --          --          --            --            12
Benefit payments.........................     (31,647)         --          --            --            --
Payments on termination..................          --          --          --            --            --
Contract administration charges..........     (12,205)     (8,559)     (2,389)       (1,994)          (26)
Transfers among the sub-accounts and with
 the Fixed Account--net..................     381,029     329,461     357,037       240,727         7,911
                                           ----------    --------    --------     ---------       -------
Increase (decrease) in net assets from
 capital transactions....................     337,177     320,902     354,648       238,733         7,897
                                           ----------    --------    --------     ---------       -------
INCREASE (DECREASE) IN NET ASSETS........     352,421     395,485     397,532       147,625        10,163
NET ASSETS AT BEGINNING OF PERIOD........     801,829     406,344       8,812        10,163            --
                                           ----------    --------    --------     ---------       -------
NET ASSETS AT END OF PERIOD..............  $1,154,250    $801,829    $406,344     $ 157,788       $10,163
                                           ==========    ========    ========     =========       =======

(a) Previously known as Morgan Stanley Dean Witter Universal Funds, Inc.

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   THE UNIVERSAL INSTITUTIONAL
                                                                  FUNDS, INC. SUB-ACCOUNTS (A)
                                                            -----------------------------------------
                                                                                     INTERNATIONAL
                                                               EQUITY GROWTH            MAGNUM
                                                            -------------------   -------------------
FOR THE YEARS ENDED DECEMBER 31,                              2000     1999(B)      2000     1999(B)
--------------------------------                            --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)..............................  $ 20,046   $  4,901   $  1,740   $   199
Net realized gains (losses)...............................       (36)        26     (1,770)       27
Change in unrealized gains (losses).......................   (93,067)    19,986    (11,960)    4,170
                                                            --------   --------   --------   -------
Increase (decrease) in net assets from operations.........   (73,057)    24,913    (11,990)    4,396
                                                            --------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits..................................................        --         27         --        44
Benefit payments..........................................        --         --         --        --
Payments on termination...................................        --         --         --        --
Contract administration charges...........................    (4,025)      (725)      (927)     (135)
Transfers among the sub-accounts and with the Fixed
 Account--net.............................................   283,490    141,739     41,319    40,660
                                                            --------   --------   --------   -------
Increase (decrease) in net assets from capital
 transactions.............................................   279,465    141,041     40,392    40,569
                                                            --------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS.........................   206,408    165,954     28,402    44,965
NET ASSETS AT BEGINNING OF PERIOD.........................   165,954         --     44,965        --
                                                            --------   --------   --------   -------
NET ASSETS AT END OF PERIOD...............................  $372,362   $165,954   $ 73,367   $44,965
                                                            ========   ========   ========   =======

(a) Previously known as Morgan Stanley Dean Witter Universal Funds, Inc.

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                 NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                        STATEMENTS OF CHANGES IN NET ASSETS

                                                              THE UNIVERSAL
                                                              INSTITUTIONAL            VAN KAMPEN
                                                               FUNDS, INC.       LIFE INVESTMENT TRUST
                                                            SUB-ACCOUNTS (A)          SUB-ACCOUNT
                                                           -------------------   ----------------------
                                                            U.S. REAL ESTATE      LIT EMERGING GROWTH
                                                           -------------------   ----------------------
FOR THE YEARS ENDED DECEMBER 31,                             2000     1999(B)       2000       1999(B)
--------------------------------                           --------   --------   ----------   ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)............................   $   920     $  181    $  (3,748)   $   (328)
Net realized gains (losses).............................       111         (3)       8,284       3,826
Change in unrealized gains (losses).....................     3,769       (280)    (189,468)     60,407
                                                           -------     ------    ---------    --------
Increase (decrease) in net assets from operations.......     4,800       (102)    (184,932)     63,905
                                                           -------     ------    ---------    --------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits................................................        --      1,757       10,149       1,787
Benefit payments........................................        --         --           --          --
Payments on termination.................................        --         --         (487)         --
Contract administration charges.........................      (128)       (22)      (6,114)       (507)
Transfers among the sub-accounts and with the Fixed
 Account--net...........................................    39,288      3,344      713,566     165,815
                                                           -------     ------    ---------    --------
Increase (decrease) in net assets from capital
 transactions...........................................    39,160      5,079      717,114     167,095
                                                           -------     ------    ---------    --------
INCREASE (DECREASE) IN NET ASSETS.......................    43,960      4,977      532,182     231,000
NET ASSETS AT BEGINNING OF PERIOD.......................     4,977         --      231,000          --
                                                           -------     ------    ---------    --------
NET ASSETS AT END OF PERIOD.............................   $48,937     $4,977    $ 763,182    $231,000
                                                           =======     ======    =========    ========

(a) Previously known as Morgan Stanley Dean Witter Universal Funds, Inc.

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

1.  ORGANIZATION
Northbrook Life Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Northbrook Life Insurance Company ("Northbrook Life"). The assets of the Account are legally segregated from those of Northbrook Life. Northbrook Life is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is a wholly owned subsidiary of The Allstate Corporation.

Northbrook Life issues the Morgan Stanley Dean Witter Variable Life contract, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein Northbrook Life contractually guarantees either a minimum return or account upon death, variable life contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

Aggressive Equity              Income Builder
Capital Growth                 Money Market
Competitive Edge "Best Ideas"  Pacific Growth
Dividend Growth                Quality Income Plus
Equity                         S&P 500 Index
European Growth                Short-Term Bond
Global Dividend Growth         Strategist
High Yield                     Utilities

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (PREVIOUSLY KNOWN AS MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.)

Emerging Markets Equity        International Magnum
Equity Growth                  U.S. Real Estate

VAN KAMPEN LIFE INVESTMENT TRUST

LIT Emerging Growth

Northbrook Life provides insurance and administrative services to the policyholders for a fee.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS--Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

INVESTMENT INCOME--Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

REALIZED GAINS AND LOSSES--Realized gains and losses represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis.

FEDERAL INCOME TAXES--The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Northbrook Life. Northbrook Life is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  EXPENSES

MORTALITY AND EXPENSE RISK CHARGE--Northbrook Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to .90% per annum of the daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.

CONTRACT MAINTENANCE CHARGE--

- MONTHLY DEDUCTIONS--Northbrook Life deducts monthly for cost of insurance, tax expense and administrative expense from the Account Value. The cost of insurance is determined based upon several variables, including the contractholder's death benefit amount and Account Value. Tax expense is charged at an annual rate equal to .40% of the Account Value for the first ten contract years. Northbrook Life deducts a monthly administrative fee of .25% of the Account Value.

- ANNUAL MAINTENANCE FEE--Northbrook Life deducts an annual maintenance fee of $30 on each contract anniversary. This charge is waived on contracts that meet certain requirements.

4.  UNITS ISSUED AND REDEEMED
(Units in whole amounts)

                                                                   Morgan Stanley Dean Witter Variable Life
                                              -----------------------------------------------------------------------------------
                                                                   Unit activity during
                                                                          2000:
                                                                   --------------------                           Accumulation
                                              Units Outstanding     Units       Units     Units Outstanding        Unit Value
                                              December 31, 1999     Issued    Redeemed    December 31, 2000    December 31, 2000
                                              ------------------   --------   ---------   ------------------   ------------------
Investments in the Morgan Stanley Dean
 Witter
 Variable Investment Series Sub-Accounts:
  Aggressive Equity.........................        13,320          38,613      (7,246)         44,687               $14.14
  Capital Growth............................        45,834          23,428      (8,744)         60,518                14.83
  Competitive Edge "Best Ideas".............         2,311           7,853        (264)          9,900                 9.68
  Dividend Growth...........................       442,872          65,986    (120,782)        388,076                11.70
  Equity....................................       238,918         102,568     (42,715)        298,771                18.48
  European Growth...........................        65,081          14,599     (14,815)         64,865                15.20
  Global Dividend Growth....................        82,985           6,451      (7,765)         81,671                12.45
  High Yield................................        65,765          36,187     (56,995)         44,957                 6.21
  Income Builder............................        32,504           5,410      (4,111)         33,803                11.16
  Money Market..............................       177,656         171,887    (226,856)        122,687                11.45
  Pacific Growth............................        17,629           5,985      (2,896)         20,718                 9.04
  Quality Income Plus.......................        91,187          49,224     (41,799)         98,612                11.46
  S&P 500 Index.............................        54,865         107,307     (19,636)        142,536                 9.73
  Short-term Bond...........................         3,485           5,752      (5,494)          3,743                10.59
  Strategist................................        76,400          26,583      (7,122)         95,861                15.01
  Utilities.................................        52,486          45,619     (24,115)         73,990                15.60

Investments in The Universal Institutional
 Fund, Inc. (a)
 Sub-Accounts:
  Emerging Markets Equity...................           660          19,118      (2,867)         16,911                 9.33
  Equity Growth.............................        13,209          35,336     (14,661)         33,884                10.99
  International Magnum......................         3,758          11,697      (8,390)          7,065                10.38
  U.S. Real Estate..........................           544           3,800        (173)          4,171                11.73

Investments in the Van Kampen Life
 Investment Trust Sub-Account:
  LIT Emerging Growth.......................        13,084          42,716      (7,253)         48,547                15.72

Units relating to accrued contract maintenance charges are included in units redeemed.

(a) Previously known as Morgan Stanley Dean Witter Universal Funds, Inc.